UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6310
Greenwich Street Series Fund
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005
ITEM 1.     REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.
[INSERT SHAREHOLDER REPORT]

EXPERIENCE	Greenwich Street Series Fund Annual Report Diversified Strategic Income Portfolio Equity Index Portfolio Salomon Brothers Variable Growth & Income Fund Salomon Brothers Variable Aggressive Growth Fund

  ANNUAL REPORT

DECEMBER 31, 2005

 INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Greenwich Street Series Fund

Annual Report • December 31, 2005

What’s
Inside

Letter from the Chairman	I
Diversified Strategic Income Portfolio:
Manager Overview	1
Fund at a Glance	9
Fund Performance	10
Historical Performance	11
Equity Index Portfolio:
Manager Overview	12
Fund at a Glance	15
Fund Performance	16
Historical Performance	17
Salomon Brothers Variable Growth & Income Fund:
Manager Overview	18
Fund at a Glance	21
Fund Performance	22
Historical Performance	23
Salomon Brothers Variable Aggressive Growth Fund:
Manager Overview	24
Fund at a Glance	27
Fund Performance	28
Historical Performance	29
Fund Expenses	30
Schedules of Investments	32
Statements of Assets and Liabilities	76
Statements of Operations	77
Statements of Changes in Net Assets	78
Financial Highlights	82
Notes to Financial Statements	88
Report of Independent Registered Public Accounting Firm	105
Board Approval of Management and Subadvisory Agreements	106
Additional Information	117
Additional Shareholder Information	123
Important Tax Information	125

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Funds’ reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.
For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices.
Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

Greenwich Street Series Fund      I

Within this environment, the Funds performed as follows:[1]

Performance Snapshot as of December 31, 2005 (unaudited)

	6 Months	12 Months

Diversified Strategic Income Portfolio	0.61%	2.56%

Lehman Brothers U.S. Aggregate Bond Index	-0.08%	2.43%

Lipper Variable General Bond Funds Category Average	0.64%	2.03%

Equity Index Portfolio — Class I Shares	5.56%	4.52%

Equity Index Portfolio — Class II Shares	5.42%	4.25%

S&P 500 Index	5.76%	4.91%

Lipper Variable S&P 500 Index Objective Funds Category Average	5.56%	4.52%

Salomon Brothers Variable Growth & Income Fund	5.56%	3.63%

S&P 500 Index	5.76%	4.91%

Russell 1000 Index	6.15%	6.27%

Lipper Variable Large-Cap Core Funds Category Average	6.56%	5.77%

Salomon Brothers Variable Aggressive Growth Fund — Class I Shares	12.92%	9.89%

Salomon Brothers Variable Aggressive Growth Fund — Class II Shares	12.75%	9.64%

Russell 3000 Growth Index	7.19%	5.17%

Lipper Variable Multi-Cap Growth Funds Category Average	11.23%	10.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005 and include the reinvestment of all distributions, including returns of capital, if any. Returns were calculated among the 50 funds for the 6-month period and among the 50 funds for the 12-month period in the variable general bond funds category. Returns were calculated among the 55 funds for the 6-month period and among the 55 funds for the 12-month period in the variable S&P 500 Index objective funds category. Returns were calculated among the 223 funds for the 6-month period and among the 220 funds for the 12-month period in the variable large-cap core funds category. Returns were calculated among the 119 funds for the 6-month period and among the 115 funds for the 12-month period in the variable multi-cap growth funds category.

[1]	The Funds are underlying investment options of various variable annuity and variable life insurance products. The Funds’ performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Funds. Past performance is no guarantee of future results.

II     Greenwich Street Series Fund

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how these conditions have affected Fund performance.

Special Shareholder Notices
On or about May 1, 2006, the Greenwich Street Series Fund will be renamed Legg Mason Partners Variable Portfolios II.

Diversified Strategic Income Portfolio
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract and sub-advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager and a new sub-advisory contract, which became effective on December 1, 2005.

Equity Index Portfolio
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Salomon Brothers Variable Growth & Income Fund
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s

Greenwich Street Series Fund      III

shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Salomon Brothers Variable Aggressive Growth Fund
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Funds
As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Managers and Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Managers and Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Managers and Adviser with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

IV     Greenwich Street Series Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Greenwich Street Series Fund      V

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Manager Overview

Diversified Strategic Income Portfolio

Special Shareholder Notices
Effective October 1, 2005, the administration fee which is calculated daily and payable monthly, was reduced from 0.20% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Funds’ Fee Rate	Advisory	Administration
Average Daily Net Assets	Fee Rate	Fee Rate	Total

First $1 billion	0.450%	0.200%	0.650%
Next $1 billion	0.450%	0.175%	0.625%
Next $3 billion	0.450%	0.150%	0.600%
Next $5 billion	0.450%	0.125%	0.575%
Over $10 billion	0.450%	0.100%	0.550%

   Effective February 1, 2006, Detlev Schlichter and Andres Sanchez-Balcazar, investment officers of Citigroup Asset Management Limited (the “sub-adviser”), the sub-adviser for investments in non-U.S. dollar denominated securities of non-U.S. issuers and currency transactions, assumed portfolio management responsibility for the Diversified Strategic Income Portfolio’s investments in these areas.
   Mr. Schlichter and Mr. Sanchez-Balcazar are each a portfolio manager of Western Asset Management Company Limited (“Western Asset”), which, like the sub-adviser and Smith Barney Fund Management LLC, the Fund’s investment manager, is a subsidiary of Legg Mason, Inc. Mr. Schlichter joined Western Asset in 2001 and has 16 years of investment experience. Mr. Sanchez-Balcazar joined Western Asset in 2005 and has nine years of investment experience.
   Effective February 10, 2006, Smith Barney Fund Management LLC (the “manager”), the Fund’s investment manager has appointed the following individuals as portfolio managers of the Fund: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Edward A. Moody and Mark Lindbloom.
   Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason, Inc.
   The Fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers’ focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.
   Mr. Leech, Mr Walsh and Mr. Eichstaedt have been employed as portfolio managers for Western Asset for the past five years. Mr. Lindbloom joined Western Asset in 2006.
   On or about May 1, 2006, the Diversified Strategic Income Portfolio will be renamed the Legg Mason Partners Variable Diversified Strategic Income Portfolio.

Greenwich Street Series Fund 2005 Annual Report      1

Q.	What were the overall market conditions during the Fund’s reporting period?

A.  Due to the Fund’s allocations across investment grade, high yield and emerging markets debt, please find three separate market overviews for the period included below.

Investment Grade Market Review

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-pointii hikes during the period brought the federal fundsiii rate from 2.25% to 4.25% by period end. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year yields on stronger-than-expected housing starts.
   As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-telegraphed intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates “at a pace that is likely to be measured,” noting that core inflation remained low through the year and long-term inflation expectations were “contained”. However, higher energy costs, exacerbated by the supply disruption following Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its “measured” language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (“FOMC”)iv removed its characterization of monetary policy as “accommodative” in its December statement, as well as the signal phrase “at a pace that is likely to be measured”, a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman, Alan Greenspan’s replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke’s specific focus and leadership skills are, in part, unknown.
   Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005’s Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in

2     Greenwich Street Series Fund 2005 Annual Report

December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down the fourth quarter. An exceedingly strong housing market also underlined economic growth during the year, continuing its upward charge through the period despite some softening by year end.
   Industrial production and retail sales remained broadly positive through most of the period, despite the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004’s 102.3 reading as gasoline prices fell in the fourth quarter.
   Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product (“GDP”)v growth declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004’s 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.
   While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively “contained” through 2005. Core inflation rates, in particular, remained at moderate levels, with core Consumer Price Index (“CPI”)vi inflation consistently registering below expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed’s comfort range.

Greenwich Street Series Fund 2005 Annual Report      3

U.S. High Yield Market Review

The high yield market returned 2.08% for the calendar year ending December 31, 2005, as represented by the Citigroup High Yield Market Index.vii Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation unsettled markets. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors and Ford Motor Co., causing spreads to widen dramatically within the auto sector and across fixed income credit markets.
   Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch’s long-anticipated downgrades of Ford and GM to non-investment grade in early May improved the market’s tone, as the rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive 2Q earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.
   However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its thirteenth consecutive rate hike (8 times in 2005) to 4.25% at the December FOMC meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ending December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).
   Finally, while high yield fundamentals remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), third quarter 2005’s high profile airline bankruptcies pushed annual high yield default rates closer to historical averages, at 3.73% by principal amount.viii Increased leveraged buyout activity and stock buybacks also releveraged some corporate balance sheets and put pressure on the market.
   Spreads widened 17 basis points during 2005 to close at 359 basis points over U.S. Treasuries. Based on the 7.99% yieldix of the Citigroup High Yield Market Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes.x However, high-yield issues are subject to additional risks, such as the

4     Greenwich Street Series Fund 2005 Annual Report

increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt Review

Emerging markets debt returned 10.73% for the calendar year ending December 31, 2005, as represented by the JPMorgan Emerging Markets Bond Index Global.xi We believe strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight “measured” increases in the federal funds rate throughout 2005 and credit contagion from the Auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.
   Emerging debt trended positive during the first three months of the annual period despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Markets remained under pressure in early April as the overspill from volatile credit markets, with the highly visible troubles in the Auto sector, worsened technicals.
   Nevertheless, markets turned again by mid-April and followed a generally upward trajectory through the remainder of the year as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. October proved the only negative month of performance in the second half of the annual period, declining as investors became increasingly risk averse on heightened inflation and growth concerns and the negative tone in U.S. equity markets.
   Spreads tightened 110 basis points during 2005, closing at 237 basis points over U.S. Treasuries. (Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.)
   The outlook for the emerging debt markets is impacted by the strong performance and large degree of spread tightening the market has experienced over the past few years. With spreads at approximately 250 basis points over U.S. Treasuries the scope for substantial additional tightening seems limited. Nonetheless, we do not anticipate the degree of political and economic volatility that could lead to substantial spread widening in 2006.

Performance Update1

For the 12 months ended December 31, 2005, the Diversified Strategic Income Portfolio returned 2.56%. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers

1	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

Greenwich Street Series Fund 2005 Annual Report      5

U.S. Aggregate Bond Indexxii returned 2.43% and its Lipper Variable General Bond Funds Category Average(2) increased 2.03% over the same period.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A.The portfolio’s allocation to higher-yielding bonds, specifically emerging markets debt, once again proved beneficial to portfolio performance during the annual period, as emerging debt was the best performer among broad fixed income asset classes during the year, according to the Lehman family of indices.

What were the leading detractors from performance?

A.Although we outperformed our benchmark, our underweight exposure to agencies slightly detracted from performance in the investment grade section of the portfolio, as agencies outperformed U.S. Treasuries and mortgage-backed securities during the 12 months.

Q.	Were there any significant changes to the Fund during the reporting period?

A. Despite the strong performance seen throughout the year, we reduced our overall exposure to emerging markets debt by period end on a relative valuation basis as spreads reached all time tights on persistent strong technicals and fundamentals. We reallocated assets into mortgage-backed securities and U.S. Treasuries in the latter half of the annual period as both markets underwent significant selloffs during the third and fourth quarter before recovering value near period end.

We maintained our neutral duration position versus the benchmark during the annual period. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We believe this neutral stance will benefit the portfolio as the Fed nears the end of its current rate tightening cycle, which should allow possible yield advantage during a period of expected low volatility. We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period. We plan to maintain our current allocation to emerging markets debt and high yield in an effort to provide diversification and achieve greater total return than a pure U.S. investment grade portfolio alone.

2	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 50 funds in the Fund’s Lipper category, and excluding sales charges.

6     Greenwich Street Series Fund 2005 Annual Report

   Thank you for your investment in the Diversified Strategic Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Peter J. Wilby	Beth A. Semmel
Vice President and Investment Officer	Vice President and Investment Officer

Roger M. Lavan	David M. Zahn
Vice President and Investment Officer	Vice President and Investment Officer

Olivier Asselin
Vice President and Investment Officer

February 2, 2006

Greenwich Street Series Fund 2005 Annual Report      7

   The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Mortgage-Backed Securities (49.7%), Repurchase Agreement (46.6%), Corporate Bonds and Notes (20.7%), U.S. Government Obligations (19.7%) and Sovereign Bonds (5.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

vi	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

vii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

viii	Source: Altman High Yield Bond Default ad Return Report, November 2, 2005.

ix	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

[x]	Yields are subject to change and will fluctuate.

xi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

xii	The Lehman Brothers U.S. Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

8     Greenwich Street Series Fund 2005 Annual Report

Fund at a Glance (unaudited)

Diversified Strategic Income Portfolio

Investment Breakdown

*	Position represents less than 0.1%.

Greenwich Street Series Fund 2005 Annual Report      9

Fund Performance
Diversified Strategic Income Portfolio

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 12/31/05	2.56%

Five Years Ended 12/31/05	5.76

Ten Years Ended 12/31/05	5.87

Inception* through 12/31/05	6.08

Cumulative Total Return(1) (unaudited)

12/31/95 through 12/31/05	76.97%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Inception date is October 16, 1991.

10     Greenwich Street Series Fund 2005 Annual Report

Historical Performance (unaudited)
Diversified Strategic Income Portfolio

Value of $10,000 Invested in the Diversified Strategic Income Portfolio vs. Lehman Brothers U.S. Aggregate Bond Index vs. Blended Index (December 1995 - December 2005)

The chart above compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on December 31, 1995 through December 31, 2005, with that of a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Blended Index. Figures for the Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index, are composed of the Lehman Brothers Intermediate Government/ Corporate Bond Index and the Mortgage-Backed Securities Index and include treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association (“GNMA”). The Merrill Lynch Global Bond Index is a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. This index includes BBB-rated bonds and some bonds that are not rated by the major U.S. rating agencies. The Merrill Lynch High-Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Greenwich Street Series Fund 2005 Annual Report      11

Manager Overview

Equity Index Portfolio

Special Shareholder Notices

Effective February 1, 2006, Charles Ko and Michael D. Soares, investment officers of TIMCO Asset Management, Inc., the Fund’s investment advisor (the “advisor”), will assume portfolio management responsibility for the Equity Index Portfolio. Mr. Ko and Mr. Soares are each a portfolio manager of Batterymarch Financial Management, Inc. (“Batterymarch”), which, like the manager, is a subsidiary of Legg Mason, Inc.
   Mr. Ko joined Batterymarch in 2000 and has seven years investment experience. Mr. Soares joined Batterymarch in 1996 and has 11 years of investment experience.
   On or about May 1, 2006, the Equity Index Portfolio will be renamed the Legg Mason Partners Variable Equity Index Portfolio.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.  With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve Board (“Fed”)i has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of a wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal funds. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. Rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

Performance Update(1)

For the 12 months ended December 31, 2005, Class I shares of the Equity Index Portfolio returned 4.52%. The Fund underperformed its unmanaged benchmark, the S&P 500 Indexii,

1	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

12     Greenwich Street Series Fund 2005 Annual Report

which returned 4.91% for the same period. The Fund’s Lipper Variable S&P 500 Index Objective Funds Category Average(2) increased 4.52%.

Q.	What were the most significant factors affecting Fund performance?

A.  Our performance analysis indicated that the energy and financials sectors contributed the most to performance. Conversely, the telecommunication services and consumer discretionary sectors were the biggest detractors from performance.

What were the leading contributors to performance?
A. In the energy sector, our holdings in Exxon Mobil Corp., ConocoPhillips, and Schlumberger Ltd. contributed to performance. Similarly, in the financials sector, our positions in Citigroup Inc., Lehman Brothers Holdings Inc., and Goldman Sachs Group Inc. also added to the overall result.

What were the leading detractors from performance?
A. In the telecommunication services sector, our holdings in Verizon Communications Inc., Sprint Nextel Corp., and CenturyTel Inc. hurt us. Similarly, we were negatively impacted by positions in eBay Inc., Comcast Corp., and Ford Motor Co.

Q.	Were there any significant changes to the Fund during the reporting period?

A.  There were no significant changes made to the Fund in the past year.

   Thank you for your investment in the Equity Index Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

The TIMCO Asset Management Inc. Portfolio Management Team

February 2, 2006

2	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 55 funds in the Fund’s Lipper category, and excluding sales charges.

Greenwich Street Series Fund 2005 Annual Report      13

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (3.3%), Exxon Mobil Corp. (3.1%), Citigroup Inc. (2.2%), Microsoft Corp. (2.1%), Procter & Gamble Co. (1.7%), Bank of America Corp. (1.6%), Johnson & Johnson (1.6%), American International Group Inc. (1.6%), Pfizer Inc. (1.5%) and Altria Group Inc. (1.4%). Please refer to pages 49 through 65 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (21.3%), Information Technology (15.1%), Health Care (13.3%), Industrials (11.4%) and Consumer Discretionary (10.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance. Derivatives can disproportionately increase losses, as stated in the prospectus. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

14     Greenwich Street Series Fund 2005 Annual Report

Fund at a Glance (unaudited)

Equity Index Portfolio

Investment Breakdown

*	Position represents less than 0.1%.

Greenwich Street Series Fund 2005 Annual Report      15

Fund Performance
Equity Index Portfolio

Average Annual Total Returns(1) (unaudited)

	Class I	Class II

Twelve Months Ended 12/31/05	4.52%	4.25%

Five Years Ended 12/31/05	0.24	(0.03)

Ten Years Ended 12/31/05	8.66	N/A

Inception* through 12/31/05	9.99	0.47

Cumulative Total Returns(1) (unaudited)

Class I (12/31/95 through 12/31/05)	129.36%

Class II (Inception* through 12/31/05)	3.22

(1)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are October 16, 1991 and March 22, 1999, respectively.

16     Greenwich Street Series Fund 2005 Annual Report

Historical Performance (unaudited)
Equity Index Portfolio

Value of $10,000 Invested in the Equity Index (Class I Shares) vs. S&P 500 Index (December 1995 - December 2005)

The chart above compares the growth in value of a hypothetical $10,000 investment in Equity Index Portfolio (Class I shares) on December 31, 1995 through December 31, 2005, with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The performance of the Fund’s other class may be greater or less than the Class I share’s performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Greenwich Street Series Fund 2005 Annual Report      17

Manager Overview

Salomon Brothers Variable Growth & Income Fund

Special Shareholder Notice
On or about May 1, 2006, the Salomon Brothers Variable Growth & Income Fund will be renamed the Legg Mason Partners Variable Growth & Income Fund.

Q.	What were the overall market conditions during the Fund’s reporting period?

A. The market was led by the energy related (energy and utilities) and the defensive (health care and financials) sectors. Oil and natural gas prices during the period hit all time highs in late August 2005. Supply/demand fundamentals have been tight for energy for the past twenty-four months, but hit a peak in August from the damage done to Gulf of Mexico production facilities by Hurricanes Katrina and Rita. Energy fundamentals appear balanced to us, with strong demand growth in China and India offset by lower gasoline demand in the U.S. due to higher prices. The U.S. Federal Reserve Board (“Fed”)i raised interest rates 0.25% at each of the last thirteen meetings. We believe that it is likely that the Fed is likely to continue increasing rates until we hit historical normal levels of real interest rates. That would entail further increases into 2006. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rateii by 0.25% to 4.50%. Defensive stocks outperformed due to fears that higher oil prices and interest rates would slow economic growth.

   The Chinese government partly floated its currency vs. the dollar and the Yen starting in late July. Gold prices began to rise coincident with the first floating of the Yuan.

   General Motors faced two crises in 2005, first the downgrading of its credit rating to below investment grade and second the bankruptcy of Delphi Automotive, its largest parts supplier and onetime spin off. Currently, the debt markets are pricing in a 30% probability of GM’s own bankruptcy within eighteen months. General Motors and Ford are struggling with high costs, declining market shares and a mix shift away from high profit SUV’s. The portfolio has avoided and will continue to avoid any auto related exposure.

Performance Update(1)

For the 12 months ended December 31, 2005, the Salomon Brothers Variable Growth & Income Fund returned 3.63%. In comparison, the Fund’s unmanaged benchmarks, the S&P 500 Indexiii and the Russell 1000 Indexiv, returned 4.91% and 6.27%, respectively, for the same period. The Fund’s Lipper Variable Large-Cap Core Funds Category Average(2) increased 5.77%.

1	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

2	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 220 funds in the Fund’s Lipper category, and excluding sales charges.

18     Greenwich Street Series Fund 2005 Annual Report

Q.	What were the most significant factors affecting Fund performance?

A.  The Fund had strong performance in the health care sector. Returns were helped by over-weights in HMO’s and generic drug stocks, and an underweight in large capitalization pharmaceuticals. We believe that cost pressures and a large number of drugs coming off patent will help HMO and generic drug company earnings and hurt the earnings of the traditional pharmaceutical companies. The consumer discretionary sector returns were helped by positions in Best Buy Co. Inc. and JC Penney Co. Inc., and the absence of any auto related stocks.

The Fund was hurt by poor stock picking in the information technology sector. Information technology appears to be seeing a changing of the guard, and the Fund owned too many of the old guard and not enough of the new. Positions in IBM and Dell Inc. detracted from performance.

What were the leading contributors to performance?
A. The biggest contributors to performance were Boeing Co., Nexen Inc. and Coventry Health Care Inc. The best performing sectors were health care, consumer discretionary and industrials. Boeing was helped by terrific orders of the new 787 plane, which trounced rival Airbus’ A350. Nexen had excellent success in oil exploration and development projects. Coventry delivered better than expected cost savings, and saw favorable medical cost trends. The Fund continued to maintain positions in these securities at the end of the period.

What were the leading detractors from performance?
A. The stocks that most hurt performance were OSI Pharmaceuticals, Dell Inc. and Nortel Networks Corp. The worst performing sectors were information technology, consumer staples and utilities. OSI had unfavorable tests of its Tarceva drug, and made, what was in the eyes of Wall Street, a poor acquisition of Eyetech. Dell saw weaker than expected sales. Sales growth at Nortel was insufficient to create earnings leverage. The Fund sold its positions in OSI Pharmaceuticals and Nortel Networks during the period and continued to maintain a position in Dell.

Q.	Were there any significant changes to the Fund during the reporting period?

A.  The portfolio is higher growth and higher quality than it was coming into 2005. U.S. corporate operating margins are now the highest since the late 1960’s. We believe that companies who derive their growth from revenues (typically growth stocks) will show higher earnings per share growth than companies who derive their earnings growth from operating margin expansion (typically value stocks). Many companies with strong franchises, balance sheets and returns, such as Microsoft, Walmart and Ecolab, which historically have looked expensive to us, now appear to us to trade at attractive levels.

Greenwich Street Series Fund 2005 Annual Report      19

   Thank you for your investment in the Salomon Brothers Variable Growth & Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Michael A. Kagan	Kevin Caliendo
Portfolio Management Team Leader	Vice President and Investment Officer

January 20, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (3.8%), Microsoft Corp. (3.7%), Boeing Co. (3.1%), Barrick Gold Corp. (2.6%), Wells Fargo & Co. (2.6%), Wal-Mart Stores Inc. (2.5%), Exxon Mobil Corp. (2.4%), Sprint Nextel Corp. (2.3%), JPMorgan Chase & Co. (2.2%) and Total SA, Sponsored ADR (2.1%). Please refer to pages 66 through 70 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (20.2%), Information Technology (15.6%), Industrials (11.6%), Health Care (11.3%) and Consumer Staples (10.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investments in small and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
iv	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

20     Greenwich Street Series Fund 2005 Annual Report

Fund at a Glance (unaudited)

Salomon Brothers Variable Growth & Income Fund

Investment Breakdown

Greenwich Street Series Fund 2005 Annual Report      21

Fund Performance
Salomon Brothers Variable Growth & Income Fund

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 12/31/05	3.63%

Five Years Ended 12/31/05	(0.54)

Ten Years Ended 12/31/05	6.37

Inception* through 12/31/05	7.55

Cumulative Total Return(1) (unaudited)

12/31/95 through 12/31/05	85.52%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

* Inception date is October 16, 1991.

22     Greenwich Street Series Fund 2005 Annual Report

Historical Performance (unaudited)
Salomon Brothers Variable Growth & Income Fund

Value of $10,000 Invested in the Salomon Brothers Variable Growth & Income Fund (Class I Shares) vs. Lipper Variable Large-Cap Core Funds Category Average and S&P 500 Index and Russell 1000 Index (December 1995 - December 2005)

The chart above compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Growth & Income Fund Class I Shares on December 31, 1995 through December 31, 2005, with that of a similar investment in the Lipper Variable Large-Cap Core Funds Category Average, S&P 500 Index and Russell 1000 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lipper Variable Large-Cap Core Funds Category Average is composed of 220 large-cap funds as of December 31, 2005, which underlie variable annuities.

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Greenwich Street Series Fund 2005 Annual Report      23

Manager Overview

Salomon Brothers Variable Aggressive Growth Fund
Special Shareholder Notice

Effective October 1, 2005, the advisory fee schedule was replaced with the fee schedule described below and the administration fee was reduced from 0.20% of the Fund’s average daily net assets to a fee in accordance with the fee schedule described below:

Fund’s Fee Rate	Advisory	Administration
Average Daily Net Assets	Fee Rate	Fee Rate	Total

First $1 billion	0.600%	0.150%	0.750%
Next $1 billion	0.600%	0.125%	0.725%
Next $3 billion	0.600%	0.100%	0.700%
Next $5 billion	0.600%	0.075%	0.675%
Next $10 billion	0.600%	0.050%	0.650%

On or about May 1, 2006, the Salomon Brothers Variable Aggressive Growth Fund will be renamed the Legg Mason Partners Variable Aggressive Growth Fund.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.  After a lackluster start to 2005, we saw the market’s mood switch dramatically in April, as investors reached levels of pessimism we had not seen for sometime. These rarely seen extreme levels of bearish sentiment often foreshadow a market recovery and we viewed the shift as a very positive sign for the markets. Following the April lows, the market experienced a healthy rally in the second quarter, but gave back a portion of those gains as investors grew increasingly negative again. By the end of the third quarter, another wave of troubling headlines including the Gulf Coast hurricanes and continued rising short-term interest rates contributed to investor unease. However, we remained bullish. Again, the market rallied strongly in late October and continued on an upswing as several major equity indices reached or neared multi-year highs before they started to plateau to close out the year.

Performance Update1

For the 12 months ended December 31, 2005, Class I shares of the Salomon Brothers Variable Aggressive Growth Fund returned 9.89%. These shares outperformed the Fund’s unmanaged benchmark, the Russell 3000 Growth Indexi, which returned 5.17% for the

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

24     Greenwich Street Series Fund 2005 Annual Report

same period. The Fund’s Lipper Variable Multi-Cap Growth Funds Category Average(2) increased 10.80%.

Q. What were the most significant factors affecting Fund performance?

A.  Energy stocks were clearly the biggest winners for the past year, buoyed by crude oil’s temporary spike to over $70 per barrel in the wake of Hurricane Katrina. The Fund’s overweight position in energy, with a focus on oil production services and equipment stocks, was the leading contributor to performance for the period. An underweight position in the information technology sector and the Fund’s overweight position in the financials sector also contributed significantly to performance for the year. The Fund’s overweight position in health care, with a concentration in biotechnology and biopharmaceuticals, along with a significant holding in the managed care industry, also had positive returns. However, positions in the consumer discretionary sector, especially cable TV holdings, and in the industrials sector detracted from performance for the period. In relation to the benchmark index, both stock selection and sector allocation contributed positively to Fund performance for the year, with sector allocation accounting for the majority of outperformance.

What were the leading contributors to performance?
A. The greatest contributors to performance for the period included positions in Anadarko Petroleum Corp., Weatherford International Ltd. and Grant Prideco Inc. in energy, Lehman Brothers Holdings Inc. in financials, and UnitedHealth Group Inc. in health care. All five top contributors were still held by the Fund at the close of the year.

What were the leading detractors from performance?
A. The greatest detractors from performance for the period included positions in Biogen Idec Inc. and ImClone Systems Inc. in health care, Comcast Corp. and Time Warner Inc. in consumer discretionary, and Tyco International Ltd. in industrials. All five top detractors were still held by the Fund at the close of the year.

Q.	Were there any significant changes to the Fund during the reporting period?

A.  While the Fund did experience a historically consistent level of portfolio turnover during the past year, the managers did not make any significant alterations to the portfolio or its sector allocation.

2	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 115 funds in the Fund’s Lipper category, and excluding sales charges.

Greenwich Street Series Fund 2005 Annual Report      25

   Thank you for your investment in the Salomon Brothers Variable Aggressive Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Richard A. Freeman
Lead Portfolio Manager — Salomon Brothers Asset Management Inc.

January 27, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Lehman Brothers Holdings Inc. (5.1%), UnitedHealth Group Inc. (5.1%), Anadarko Petroleum Corp. (5.0%), Forest Laboratories Inc. (4.8%), Amgen Inc. (4.7%), Merrill Lynch & Co. Inc. (4.6%), Genzyme Corp. (4.6%), Weatherford International Ltd. (4.4%), Time Warner Inc. (4.1%) and Biogen Idec Inc. (4.1%). Please refer to pages 71 through 74 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Health Care (33.6%), Consumer Discretionary (14.7%), Information Technology (14.1%), Energy (11.9%) and Financials (10.7%). The Fund’s portfolio’s composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance. Derivatives can disproportionately increase losses, as stated in the prospectus. Foreign securities are subject to certain risks of overseas investing including currency fluctuations, and changes in political and economic conditions, which could result in significant market fluctuations. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

26     Greenwich Street Series Fund 2005 Annual Report

Fund at a Glance (unaudited)

Salomon Brothers Variable Aggressive Growth Fund

Investment Breakdown

Greenwich Street Series Fund 2005 Annual Report      27

Fund Performance
Salomon Brothers Variable Aggressive Growth Fund

Average Annual Total Returns(1) (unaudited)

	Class I	Class II

Twelve Months Ended 12/31/05	9.89%	9.64%

Five Years Ended 12/31/05	1.38	N/A

Ten Years Ended 12/31/05	18.65	N/A

Inception* through 12/31/05	18.30	15.89

Cumulative Total Returns(1) (unaudited)

Class I (12/31/95 through 12/31/05)	452.87%

Class II (Inception* through 12/31/05)	47.57

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

* Inception dates for Class I and II shares are December 3, 1993 and May 12, 2003, respectively.

28     Greenwich Street Series Fund 2005 Annual Report

Historical Performance (unaudited)
Salomon Brothers Variable Aggressive Growth Fund

Value of $10,000 Invested in the Salomon Brothers Variable Aggressive Growth Fund (Class I Shares) vs. Nasdaq Composite Index and Russell 3000 Growth Index (December 1995 - December 2005)

The chart above compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Aggressive Growth Fund Class I Shares on December 31, 1995 through December 31, 2005, with that of a similar investment in the Nasdaq Composite Index (“Nasdaq”) and Russell 3000 Growth Index. The Nasdaq is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System. Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Prior to February 10, 2000, the Fund was managed by an advisor not affiliated with the current advisor. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Greenwich Street Series Fund 2005 Annual Report      29

Fund Expenses (unaudited)

Example

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Actual Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Diversified Strategic Income Portfolio	0.61%	$1,000.00	$1,006.10	0.76%	$3.84

Equity Index Portfolio
Class I	5.56	1,000.00	1,055.60	0.35	1.81
Class II	5.42	1,000.00	1,054.20	0.60	3.11

Salomon Brothers Variable
Growth & Income Fund
Class I	5.56	1,000.00	1,055.60	1.22	6.32

Salomon Brothers Variable
Aggressive Growth Fund
Class I	12.92	1,000.00	1,129.20	0.91	4.88
Class II	12.75	1,000.00	1,127.50	1.16	6.22

(1)	For the six months ended December 31, 2005.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each Funds’ or class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

30     Greenwich Street Series Fund 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Diversified Strategic Income Portfolio	5.00%	$1,000.00	$1,021.37	0.76%	$3.87

Equity Index Portfolio
Class I	5.00	1,000.00	1,023.44	0.35	1.79
Class II	5.00	1,000.00	1,022.18	0.60	3.06

Salomon Brothers Variable
Growth & Income Fund
Class I	5.00	1,000.00	1,019.05	1.22	6.21

Salomon Brothers Variable
Aggressive Growth Fund
Class I	5.00	1,000.00	1,020.62	0.91	4.63
Class II	5.00	1,000.00	1,019.36	1.16	5.90

(1)	For the six months ended December 31, 2005.

(2)	Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each Funds’ or class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Greenwich Street Series Fund 2005 Annual Report      31

Schedule of Investments (December 31, 2005)

 DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 20.7%
Aerospace & Defense — 0.3%
		L-3 Communications Corp., Senior Subordinated Notes:
$25,000	BB+	7.625% due 6/15/12	$26,437
125,000	BB+	6.375% due 10/15/15 (a)	125,312
150,000	BB-	Sequa Corp., Senior Notes, Series B, 8.875% due 4/1/08	157,125

		Total Aerospace & Defense	308,874

Airlines — 0.2%
		Continental Airlines Inc., Pass-Through Certificates:
19,776	B+	Series 2000-2, Class C, 8.312% due 4/2/11	17,705
100,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	98,594
		United Airlines Inc., Pass-Through Certificates:
23,260	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (b)	16,992
49,094	Caa1 (i)	Series 2000-2, Class B, 7.811% due 10/1/09 (b)	42,766
45,000	NR	Series 2001-1, Class C, 6.831% due 9/1/08 (b)	31,899

		Total Airlines	207,956

Auto Components — 0.2%
25,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	25,250
25,000	B-	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	27,000
134,000	BB-	TRW Automotive Inc., Senior Subordinated Notes, 9.375% due 2/15/13	145,725

		Total Auto Components	197,975

Automobiles — 0.7%
300,000	BBB	DaimlerChrysler North America Holding Corp., 4.050% due 6/4/08	292,214
		Ford Motor Co.:
		Debentures:
50,000	BB+	6.625% due 10/1/28	32,500
25,000	BB+	8.900% due 1/15/32	18,437
250,000	BB+	Notes, 7.450% due 7/16/31	171,250
		General Motors Corp., Senior Debentures:
15,000	B	8.250% due 7/15/23	9,713
145,000	B	8.375% due 7/15/33	96,425

		Total Automobiles	620,539

Beverages — 0.0%
40,000	B+	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	41,200

See Notes to Financial Statements.

32     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Building Products — 0.1%
		Associated Materials Inc.:
$50,000	CCC+	Senior Discount Notes, step bond to yield 9.399% due 3/1/14	$24,750
20,000	CCC+	Senior Subordinated Notes, 9.750% due 4/15/12	19,400

		Total Building Products	44,150

Capital Markets — 0.1%
65,000	B-	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	72,638

Chemicals — 1.1%
50,000	BB-	Arco Chemical Co., Debentures, 9.800% due 2/1/20	56,375
25,000	B-	Borden U.S. Finance Corp./ Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (a)	24,875
25,000	BBB-	FMC Corp., Senior Debentures, 7.750% due 7/1/11	27,044
35,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	37,100
50,000	BB-	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	53,500
75,000	B+	ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09	79,125
105,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	117,994
85,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	94,987
50,000	B-	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	49,125
75,000	B-	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10	79,688
200,000	CCC+	Rhodia SA, Senior Notes, 7.625% due 6/1/10	202,000
114,000	BB-	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	122,550

		Total Chemicals	944,363

Commercial Banks — 1.2%
550,000	A+	Bank of America Corp., Subordinated Notes, 7.400% due 1/15/11	606,478
350,000	A-	Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (a)	453,067

		Total Commercial Banks	1,059,545

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      33

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Commercial Services & Supplies — 0.5%
$50,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	$48,452
		Allied Waste North America Inc., Senior Secured Notes, Series B:
115,000	BB-	8.500% due 12/1/08	121,325
50,000	B+	7.375% due 4/15/14	48,875
75,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	79,125
25,000	B-	Cardtronics Inc., Senior Subordinated Notes, 9.250% due 8/15/13 (a)	25,000
75,000	B+	Cenveo Corp., Senior Notes, 9.625% due 3/15/12	81,375
25,000	BB-	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	24,875

		Total Commercial Services & Supplies	429,027

Communications Equipment — 0.1%
75,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	67,500

Computers & Peripherals — 0.0%
25,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	26,000

Containers & Packaging — 0.7%
75,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	81,000
75,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	72,000
150,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	150,750
155,000	BB-	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09	162,556
25,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	25,375
		Pliant Corp.:
15,000	C	Senior Secured Second Lien Notes, 11.125% due 9/1/09 (b)	13,425
10,000	C	Senior Subordinated Notes, 13.000% due 6/1/10 (b)	2,000
25,000	CCC-	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	20,375
100,000	CCC+	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	91,500
35,000	C	Tekni-Plex Inc., Senior Subordinated Notes, Series B, 12.750% due 6/15/10	19,250

		Total Containers & Packaging	638,231

See Notes to Financial Statements.

34     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Diversified Consumer Services — 0.3%
		Service Corp. International:
$55,000	BB	Debentures, 7.875% due 2/1/13	$57,887
195,000	BB	Senior Notes, 6.500% due 3/15/08	197,925

		Total Diversified Consumer Services	255,812

Diversified Financial Services — 1.1%
		Alamosa Delaware Inc.:
44,000	CCC+	Senior Discount Notes, step bond to yield 11.437% due 7/31/09	48,345
54,000	CCC+	Senior Notes, 11.000% due 7/31/10	61,155
20,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	20,300
300,000	A-	EnCana Holdings Finance Corp., 5.800% due 5/1/14	313,225
		Ford Motor Credit Co., Notes:
15,000	BB+	6.625% due 6/16/08	13,613
25,000	BB+	7.875% due 6/15/10	22,518
		General Motors Acceptance Corp., Notes:
20,000	BB	7.250% due 3/2/11	18,402
275,000	BB	6.875% due 9/15/11	251,071
150,000	BB	6.750% due 12/1/14	135,160
40,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	39,800
75,000	B-	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	66,750
50,000	CCC+	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.384% due 10/1/15	36,750

		Total Diversified Financial Services	1,027,089

Diversified Telecommunication Services — 0.5%
50,000	D	GT Group Telecom Inc., Senior Discount Notes, step bond to yield 15.233% due 2/1/10 (b)(c)(d)	0
25,000	B+	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (a)(e)	25,531
75,000	B	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.207% due 2/1/15 (a)	49,687
10,000	B+	MCI Inc., Senior Notes, 8.735% due 5/1/14	11,088
50,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	48,625
16,000	B+	PanAmSat Corp., 9.000% due 8/15/14	16,840
		Qwest Communications International Inc., Senior Notes:
75,000	B	7.500% due 2/15/14	77,437
90,000	B	7.500% due 2/15/14 (a)	92,925
		Qwest Corp.:
10,000	BB	7.500% due 6/15/23	9,988
135,000	BB	Debentures, 6.875% due 9/15/33	127,575

		Total Diversified Telecommunication Services	459,696

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      35

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Electric Utilities — 0.6%
		Edison Mission Energy, Senior Notes:
$100,000	B+	10.000% due 8/15/08	$110,000
25,000	B+	7.730% due 6/15/09	25,938
25,000	B+	9.875% due 4/15/11	29,281
25,000	B-	Inergy L.P./ Inergy Finance Corp., 6.875% due 12/15/14	22,875
90,000	B	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	102,150
		Reliant Energy Inc., Senior Secured Notes:
25,000	B+	9.250% due 7/15/10	25,125
125,000	B+	9.500% due 7/15/13	125,937
75,000	B	Texas Genco LLC/ Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (a)	81,563

		Total Electric Utilities	522,869

Electronic Equipment & Instruments — 0.2%
		Muzak LLC/ Muzak Finance Corp.:
135,000	CCC-	Senior Notes, 10.000% due 2/15/09	118,462
50,000	CCC-	Senior Subordinated Notes, 9.875% due 3/15/09	27,813

		Total Electronic Equipment & Instruments	146,275

Energy Equipment & Services — 0.0%
22,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)	22,770

Food & Staples Retailing — 0.3%
75,000	B-	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	69,000
200,000	BBB-	Safeway Inc., Senior Debentures, 7.250% due 2/1/31	216,462

		Total Food & Staples Retailing	285,462

Food Products — 0.6%
45,000	BB-	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	45,900
25,000	B-	Doane Pet Care Co., Senior Subordinated Notes, 10.625% due 11/15/15 (a)	26,187
75,000	B+	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	73,125
355,000	BBB+	Kraft Foods Inc., Senior Notes, 5.625% due 11/1/11	364,679

		Total Food Products	509,891

Health Care Providers & Services — 0.9%
25,000	B	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	24,469
25,000	B	DaVita Inc., Senior Notes, 6.625% due 3/15/13	25,563
50,000	B+	Extendicare Health Services Inc., Senior Subordinated Notes, 9.500% due 7/1/10	53,312
140,000	BB+	HCA Inc., Debentures, 8.360% due 4/15/24	153,342

See Notes to Financial Statements.

36     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Health Care Providers & Services — 0.9% (continued)
$50,000	B-	IASIS Healthcare LLC/ IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	$52,750
50,000	CCC+	InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11	38,000
50,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 7.750% due 7/15/15	51,875
		Tenet Healthcare Corp., Senior Notes:
75,000	B	7.375% due 2/1/13	69,562
25,000	B	9.875% due 7/1/14	25,438
300,000	BBB+	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12	319,057

		Total Health Care Providers & Services	813,368

Hotels, Restaurants & Leisure — 1.2%
40,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 9.500% due 2/1/11	39,550
75,000	B+	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	74,812
75,000	BB+	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	81,281
25,000	B-	Carrols Corp. Senior Subordinated Notes, 9.000% due 1/15/13	24,438
25,000	B-	Equinox Holdings Inc., Senior Notes, 9.000% due 12/15/09	26,844
75,000	B-	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	73,875
75,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	75,000
75,000	CCC-	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12	63,187
50,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	48,375
25,000	B-	Leslie’s Poolmart, Senior Notes, 7.750% due 2/1/13	25,187
		MGM MIRAGE Inc.:
125,000	BB	Senior Notes, 6.750% due 9/1/12	127,344
30,000	B+	Senior Subordinated Debentures, 7.625% due 7/15/13	31,275
80,000	B+	Senior Subordinated Notes, Series B, 10.250% due 8/1/07	85,700
50,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	50,625
75,000	B	Penn National Gaming Inc., Senior Subordinated Notes, 6.875% due 12/1/11	76,125
75,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.750% due 10/1/13	80,250

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      37

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 1.2% (continued)
$25,000	B+	Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12	$24,719
50,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	51,750

		Total Hotels, Restaurants & Leisure	1,060,337

Household Durables — 0.4%
19,000	CCC-	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08	18,525
50,000	CC	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	35,250
70,000	BB-	Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11	75,600
50,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	51,750
35,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	36,181
98,000	B	Tempur-Pedic Inc./ Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	106,453

		Total Household Durables	323,759

Independent Power Producers & Energy Traders — 0.6%
55,000	B-	AES Corp., Senior Notes, 9.500% due 6/1/09	59,675
100,000	D	Calpine Corp., Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(b)	82,500
		Dynegy Holdings Inc.:
125,000	B-	Second Priority Senior Secured Notes, 10.650% due 7/15/08 (a)(e)	132,656
		Senior Debentures:
125,000	CCC+	7.125% due 5/15/18	111,875
30,000	CCC+	7.625% due 10/15/26	26,850
50,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (a)	50,813
64,000	B	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	71,680

		Total Independent Power Producers & Energy Traders	536,049

Industrial Conglomerates — 0.1%
50,000	NR	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (c)	42,000
50,000	B	Koppers Inc., Senior Notes, 9.875% due 10/15/13	54,500

		Total Industrial Conglomerates	96,500

See Notes to Financial Statements.

38     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Insurance — 0.1%
$65,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	$69,967

IT Services — 0.2%
200,000	B	Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13	209,500

Machinery — 0.1%
100,000	B-	Mueller Holdings Inc., Discount Notes, step bond to yield 12.068% due 4/15/14	75,750
30,000	B+	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	32,100
30,000	CCC+	Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09	23,400

		Total Machinery	131,250

Media — 3.0%
125,000	B	Advanstar Communications Inc., Senior Secured Notes, 10.750% due 8/15/10	137,656
65,000	B+	Cablevision Systems Corp., Senior Notes, Series B, 8.716% due 4/1/09 (e)	65,975
50,000	B	Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14	51,625
188,212	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	193,153
		Charter Communications Holdings LLC:
175,000	CCC-	Senior Accreting Notes, step bond to yield 18.099% due 5/15/14 (a)	98,000
189,000	CCC-	Senior Secured Notes, 11.000% due 10/1/15 (a)	159,705
245,000	BBB+	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	283,974
		CSC Holdings Inc., Senior Notes:
50,000	B+	7.000% due 4/15/12 (a)	47,500
30,000	B+	Series B, 7.625% due 4/1/11	30,000
65,000	B	Dex Media East LLC/ Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	76,375
100,000	B	Dex Media West LLC/ Dex Media Finance Co., Senior Notes, Series B, 8.500% due 8/15/10	105,250
81,000	BB-	DIRECTV Holdings LLC/ DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	87,480
150,000	BB-	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	144,562

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      39

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Media — 3.0% (continued)
$100,000	B-	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.492% due 10/15/13	$79,000
130,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, step bond to yield 12.269% due 2/15/11	136,500
40,000	B	Lamar Media Corp. Senior Subordinated Notes, 6.625% due 8/15/15	40,350
175,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	191,187
175,000	B	Mediacom LLC/ Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	171,719
100,000	B+	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	113,250
25,000	B+	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	28,313
25,000	B	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	28,125
75,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.750% due 12/15/11	79,312
250,000	BBB+	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	279,237
33,000	B+	Yell Finance BV, Senior Discount Notes, step bond to yield 12.263% due 8/1/11	34,073

		Total Media	2,662,321

Metals & Mining — 0.3%
75,000	B+	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	82,312
75,000	B	Novelis Inc., Senior Notes, 7.500% due 2/15/15 (a)	70,313
75,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	86,331

		Total Metals & Mining	238,956

Multi-Utilities — 0.3%
45,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	49,343
200,000	BBB	Dominion Resources Inc., Senior Notes, 6.300% due 3/15/33	204,156

		Total Multi-Utilities	253,499

Multiline Retail — 0.0%
25,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	25,531

Oil, Gas & Consumable Fuels — 2.0%
		Chesapeake Energy Corp., Senior Notes:
100,000	BB	6.625% due 1/15/16	101,750
50,000	BB	6.250% due 1/15/18	49,250
88,000	B+	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	95,920

See Notes to Financial Statements.

40     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 2.0% (continued)
		El Paso Corp., Medium-Term Notes:
$50,000	B-	7.375% due 12/15/12	$50,500
350,000	B-	7.800% due 8/1/31	350,875
75,000	B	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	76,500
175,000	BB	Gaz Capital SA, 8.625% due 4/28/34	222,250
25,000	BB-	Massey Energy Co., Senior Notes, 6.625% due 11/15/10	25,531
35,000	BB-	SESI LLC, Senior Notes, 8.875% due 5/15/11	36,838
75,000	B-	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	71,438
105,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	113,400
275,000	BBB-	Valero Energy Corp., Notes, 4.750% due 6/15/13	267,331
		Vintage Petroleum Inc.:
50,000	BB-	Senior Notes, 8.250% due 5/1/12	53,875
25,000	B	Senior Subordinated Notes, 7.875% due 5/15/11	26,250
		Williams Cos. Inc.:
150,000	B+	Notes, 7.125% due 9/1/11	156,562
125,000	B+	Senior Notes, 7.625% due 7/15/19	134,687

		Total Oil, Gas & Consumable Fuels	1,832,957

Paper & Forest Products — 0.2%
50,000	BB-	Appleton Papers Inc., Senior Notes, 8.125% due 6/15/11	48,875
75,000	B+	Bowater Canada Finance Corp., Notes, 7.950% due 11/15/11	73,125
		Buckeye Technologies Inc.:
25,000	B+	Senior Notes, 8.500% due 10/1/13	25,125
23,000	B	Senior Subordinated Notes, 9.250% due 9/15/08	23,115
25,000	B+	Domtar Inc., Notes, 7.125% due 8/15/15	21,438

		Total Paper & Forest Products	191,678

Personal Products — 0.0%
50,000	CCC+	DEL Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12	39,750

Pharmaceuticals — 0.1%
75,000	BB-	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	74,063

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      41

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Real Estate — 0.9%
$275,000	BBB	Boston Properties LP, Senior Notes, 6.250% due 1/15/13	$288,899
130,000	BB-	Host Marriott LP, Senior Notes, Series I, 9.500% due 1/15/07	135,200
300,000	BBB-	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	290,913
75,000	CCC+	MeriStar Hospitality Operating Partnership LP/ MeriStar Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09	79,406

		Total Real Estate	794,418

Semiconductors & Semiconductor Equipment — 0.2%
		Amkor Technology Inc.:
125,000	CCC+	Senior Notes, 7.125% due 3/15/11	110,625
60,000	CCC	Senior Subordinated Notes, 10.500% due 5/1/09	55,500

		Total Semiconductors & Semiconductor Equipment	166,125

Textiles, Apparel & Luxury Goods — 0.2%
75,000	B-	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	78,375
125,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 9.955% due 12/15/14 (a)	68,125

		Total Textiles, Apparel & Luxury Goods	146,500

Thrifts & Mortgage Finance — 0.1%
100,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	106,000

Wireless Telecommunication Services — 1.0%
50,600	CCC	AirGate PCS Inc., Senior Secured Subordinated Notes, 9.375% due 9/1/09	53,130
225,000	A	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	298,972
125,000	A-	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	132,018
49,000	B-	SBA Communications Corp., Senior Notes, 8.500% due 12/1/12	54,635
250,000	A-	Sprint Capital Corp., Notes, 8.375% due 3/15/12	290,098
50,000	B-	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	55,625

		Total Wireless Telecommunication Services	884,478

		TOTAL CORPORATE BONDS & NOTES (Cost — $18,344,159)	18,544,868

See Notes to Financial Statements.

42     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

ASSET-BACKED SECURITIES — 1.8%
Credit Card — 0.5%
$42,854	B	First Consumers Master Trust, Series 2001-A, Class A, 4.679% due 9/15/08 (e)	$42,611
423,000	BBB	Metris Master Trust, Series 2001-2, Class B, 5.450% due 11/20/09 (e)	423,907

		Total Credit Card	466,518

Home Equity — 1.3%
200,000	A	Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 5.579% due 11/25/34 (e)	203,533
		Bear Stearns Asset-Backed Securities NIM Trust:
599	BBB	Series 2003-HE1N, Class N1, 6.500% due 1/25/34 (a)	599
27,457	BBB	Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (a)	27,343
40,004	BBB	Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (a)	39,858
		Countrywide Asset-Backed Certificates:
270,000	AA	Series 2004-05, Class M4, 5.629% due 6/25/34 (e)	273,992
37,138	BBB	Series 2004-05N, Class N1, 5.500% due 10/25/35 (a)	37,036
		Novastar Home Equity Loan:
90,000	A	Series 2003-04, Class M2, 6.004% due 2/25/34 (e)	91,581
200,000	A+	Series 2004-01, Class M4, 5.354% due 6/25/34 (e)	200,901
		Sail Net Interest Margin Notes:
10,224	BBB	Series 2003-003, Class A, 7.750% due 4/27/33 (a)	10,189
24,617	BBB+	Series 2004-004A, Class A, 5.000% due 4/27/34 (a)	24,603
55,270	BBB	Series 2004-11A, Class A2, 4.750% due 1/27/35 (a)	54,988
60,441	BB+	Series 2004-11A, Class B, 7.500% due 1/27/35 (a)	59,337
74,865	BBB-	Series 2004-BN2A, Class A, 5.000% due 12/27/34 (a)	74,741

		Total Home Equity	1,098,701

		TOTAL ASSET-BACKED SECURITIES (Cost — $1,510,124)	1,565,219

MORTGAGE-BACKED SECURITIES — 49.7%
FHLMC — 21.7%
		Federal Home Loan Mortgage Corp. (FHLMC) Gold:
142,309		7.000% due 2/1/15-5/1/16	147,707
198,133		6.500% due 9/1/31	203,520
15,100,000		5.000% due 1/12/36 (f)(g)	14,618,688
2,000,000		5.500% due 1/12/36 (f)(g)	1,981,876
2,500,000		6.000% due 1/12/36 (f)(g)	2,525,000

		Total FHLMC	19,476,791

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      43

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

FNMA — 27.5%
		Federal National Mortgage Association (FNMA):
$775,769		6.500% due 3/1/16-3/1/32	$797,874
1,387,787		6.000% due 8/1/16-4/1/32	1,406,273
164,423		5.500% due 12/1/16	165,680
3,000,000		4.000% due 1/12/21 (f)(g)	2,865,000
63,138		7.500% due 2/1/30-7/1/31	66,169
648,299		7.000% due 5/1/30-4/1/32	676,827
2,600,000		4.500% due 1/12/36 (f)(g)	2,448,875
1,500,000		5.000% due 1/12/36 (f)(g)	1,453,593
9,250,000		5.500% due 1/12/36 (f)(g)	9,160,386
5,500,000		6.000% due 1/12/36 (f)(g)	5,551,562

		Total FNMA	24,592,239

GNMA — 0.5%
		Government National Mortgage Association (GNMA):
77,749		7.000% due 6/15/28-7/15/29	81,731
361,893		6.500% due 9/15/28-2/15/31	378,814

		Total GNMA	460,545

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $45,152,871)	44,529,575

COLLATERALIZED MORTGAGE OBLIGATION — 0.4%
388,155	AAA	Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A1, 5.447% due 7/16/34 (a) (Cost — $402,332)	392,882

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 19.7%
U.S. Government Obligations — 19.7%
		U.S. Treasury Notes:
1,000,000		3.625% due 1/15/10	972,891
700,000		4.000% due 3/15/10	690,184
6,400,000		4.000% due 4/15/10 (h)	6,309,005
2,500,000		4.125% due 8/15/10	2,476,173
2,100,000		5.000% due 2/15/11	2,163,575
2,500,000		3.875% due 2/15/13	2,423,928
630,000		4.250% due 11/15/14	622,863
2,000,000		4.250% due 8/15/15 (h)	1,974,766

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $17,920,979)	17,633,385

See Notes to Financial Statements.

44     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

COMMON STOCKS — 0.4%
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
3,630	Aurora Foods Inc. (c)(d)*	$0

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
369	Outsourcing Solutions Inc. (d)*	1,567

INDUSTRIALS — 0.0%
Aerospace & Defense — 0.0%
95	Northrop Grumman Corp.	5,710

INFORMATION TECHNOLOGY — 0.0%
Communications Equipment — 0.0%
578	Motorola Inc.	13,057

Semiconductors & Semiconductor Equipment — 0.0%
63	Freescale Semiconductor Inc., Class B Shares*	1,586

	TOTAL INFORMATION TECHNOLOGY	14,643

TELECOMMUNICATION SERVICES — 0.4%
Diversified Telecommunication Services — 0.2%
66	McLeodUSA Inc., Class A Shares*	1
6,485	Telewest Global Inc.*	154,472

	Total Diversified Telecommunication Services	154,473

Wireless Telecommunication Services — 0.2%
6,004	Alamosa Holdings Inc.*	111,735
1,308	Crown Castle International Corp.*	35,198

	Total Wireless Telecommunication Services	146,933

	TOTAL TELECOMMUNICATION SERVICES	301,406

	TOTAL COMMON STOCKS (Cost — $402,637)	323,326

CONVERTIBLE PREFERRED STOCKS — 0.2%
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
125	Alamosa Holdings Inc., Series B, 7.500% due 7/31/13	171,422
700	Crown Castle International Corp., 6.250% due 8/15/12	37,100

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $56,298)	208,522

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      45

Schedule of Investments (December 31, 2005) (continued)

Warrants	Security	Value

WARRANTS — 0.0%
50	American Tower Corp., Class A Shares, Expires 8/1/08 (a)*	$19,138
60	Cybernet Internet Services International Inc., Expires 7/1/09 (a)(c)(d)*	0
50	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)(c)(d)*	0
50	IWO Holdings Inc., Expires 1/15/11 (a)(c)(d)*	0
60	Merrill Corp., Class B Shares, Expires 5/1/09 (a)(c)(d)*	0
10	Pliant Corp., Expires 6/1/10 (a)(c)(d)*	0
150	RSL Communications Ltd., Class A Shares, Expires 11/15/06 (c)(d)*	0
1,000	United Mexican States, Series XW10, Expires 10/10/06*	4,250

	TOTAL WARRANTS (Cost — $26,526)	23,388

Face
Amount†		Rating‡

SOVEREIGN BONDS — 5.1%
Argentina — 0.2%
			Republic of Argentina:
$209,260	ARS	B-	5.830% due 12/31/33	75,461
70,345		B-	Discount Notes, 8.280% due 12/31/33	59,266
195,557		NR	Series GDP, zero coupon, due 12/15/35 (e)	10,365
593,471	ARS	NR	Series PGDP, zero coupon, due 12/15/35 (e)	9,315

			Total Argentina	154,407

Brazil — 1.1%
			Federative Republic of Brazil:
250,000		BB-	8.750% due 2/4/25	276,875
485,000		BB-	Collective Action Securities, 8.000% due 1/15/18	523,679
214,122		BB-	DCB, Series L, 5.250% due 4/15/12	211,980

			Total Brazil	1,012,534

Bulgaria — 0.1%
50,000		BBB	Republic of Bulgaria, 8.250% due 1/15/15	60,500

Colombia — 0.3%
			Republic of Colombia:
50,000		BB	10.000% due 1/23/12	59,550
50,000		BB	10.750% due 1/15/13	62,250
125,000		BB	8.125% due 5/21/24	135,313

			Total Colombia	257,113

Ecuador — 0.1%
75,000		CCC+	Republic of Ecuador, step bond to yield 11.055% due 8/15/30	68,438

Italy — 0.4%
350,000		AA-	Region of Lombardy, 5.804% due 10/25/32	378,702

See Notes to Financial Statements.

46     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount†	Rating‡	Security	Value

Mexico — 0.9%
		United Mexican States:
$225,000	BBB	8.125% due 12/30/19	$276,750
		Series A, Notes:
225,000	BBB	6.375% due 1/16/13	239,625
275,000	BBB	5.875% due 1/15/14	285,312

		Total Mexico	801,687

Panama — 0.2%
		Republic of Panama:
50,000	BB	7.250% due 3/15/15	53,325
75,000	BB	9.375% due 1/16/23	94,313

		Total Panama	147,638

Peru — 0.2%
		Republic of Peru:
50,000	BB	9.125% due 2/21/12	57,375
73,500	BB	FLIRB, 5.000% due 3/7/17	69,090
61,500	BB	PDI, 5.000% due 3/7/17	58,348

		Total Peru	184,813

Philippines — 0.4%
		Republic of the Philippines:
50,000	BB-	8.375% due 3/12/09	53,563
50,000	BB-	8.875% due 3/17/15	55,437
100,000	BB-	9.875% due 1/15/19	118,875
75,000	BB-	10.625% due 3/16/25	95,437
50,000	BB-	9.500% due 2/2/30	58,875

		Total Philippines	382,187

Russia — 0.4%
250,000	BBB	Russian Federation, 11.000% due 7/24/18	369,687

South Africa — 0.1%
50,000	BBB+	Republic of South Africa, 6.500% due 6/2/14	54,125

Turkey — 0.4%
		Republic of Turkey:
100,000	BB-	9.000% due 6/30/11	114,250
25,000	BB-	11.500% due 1/23/12	31,781
75,000	BB-	7.375% due 2/5/25	77,625
100,000	BB-	11.875% due 1/15/30	154,000

		Total Turkey	377,656

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      47

Schedule of Investments (December 31, 2005) (continued)

Face
Amount†	Rating‡	Security	Value

Venezuela — 0.3%
		Bolivarian Republic of Venezuela, Collective Action Security:
$150,000	B+	10.750% due 9/19/13	$184,875
75,000	B+	9.375% due 1/13/34	89,063

		Total Venezuela	273,938

		TOTAL SOVEREIGN BONDS (Cost — $4,266,505)	4,523,425

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $88,082,431)	87,744,590

SHORT-TERM INVESTMENT — 46.6%
Repurchase Agreement — 46.6%
$41,675,000		Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $41,694,680; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market value — $42,949,861) (Cost — $41,675,000) (h)	41,675,000

		TOTAL INVESTMENTS — 144.6% (Cost — $129,757,431#)	129,419,590
		Liabilities in Excess of Other Assets — (44.6)%	(39,898,077)

		TOTAL NET ASSETS — 100.0%	$89,521,513

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise indicated.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is currently in default.

(c)	Illiquid security.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(e)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2005.

(f)	This security is traded on a “to-be-announced” basis (See Note 1).

(g)	All or a portion of this security is acquired under mortgage dollar roll agreement (See Notes 1 and 3).

(h)	All or a portion of this security is segregated for open futures contracts, TBA’s and mortgage dollar rolls.

(i)	Ratings by Moody’s Investors Service. All ratings are unaudited.

#	Aggregate cost for federal income tax purposes is $129,774,456.

See page 75 for definitions of ratings.

Abbreviations used in this schedule:

ARS — Argentine Peso
DCB — Debt Conversion Bond
FLIRB — Front-Loaded Interest Reduction Bonds
GDP — Gross Domestic Product
NIM — Net Interest Margin
PDI — Past Due Interest

See Notes to Financial Statements.

48     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005)

 EQUITY INDEX PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 100.1%
CONSUMER DISCRETIONARY — 10.8%
Auto Components — 0.2%
9,248	Cooper Tire & Rubber Co.	$141,679
22,568	Dana Corp.	162,038
26,308	Goodyear Tire & Rubber Co.*	457,233
28,596	Johnson Controls Inc.	2,084,935

	Total Auto Components	2,845,885

Automobiles — 0.3%
275,291	Ford Motor Co.	2,125,247
84,129	General Motors Corp.	1,633,785
40,900	Harley-Davidson Inc.	2,105,941

	Total Automobiles	5,864,973

Distributors — 0.1%
25,682	Genuine Parts Co.	1,127,953

Diversified Consumer Services — 0.1%
21,713	Apollo Group Inc., Class A Shares*	1,312,768
47,973	H&R Block Inc.	1,177,737

	Total Diversified Consumer Services	2,490,505

Hotels, Restaurants & Leisure — 1.5%
64,126	Carnival Corp.	3,428,817
19,771	Darden Restaurants Inc.	768,696
27,404	Harrah’s Entertainment Inc.	1,953,631
48,952	Hilton Hotels Corp.	1,180,233
50,866	International Game Technology	1,565,655
25,431	Marriott International Inc., Class A Shares	1,703,114
185,973	McDonald’s Corp.	6,271,010
114,261	Starbucks Corp.*	3,428,973
32,294	Starwood Hotels & Resorts Worldwide Inc.	2,062,295
17,145	Wendy’s International Inc.	947,433
42,338	Yum! Brands Inc.	1,984,805

	Total Hotels, Restaurants & Leisure	25,294,662

Household Durables — 0.7%
12,022	Black & Decker Corp.	1,045,433
19,103	Centex Corp.	1,365,674
40,588	D.R. Horton Inc.	1,450,209
21,687	Fortune Brands Inc.	1,692,020
11,607	KB HOME	843,365
28,278	Leggett & Platt Inc.	649,263

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      49

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Household Durables — 0.7% (continued)
19,805	Lennar Corp., Class A Shares	$1,208,501
11,698	Maytag Corp.	220,156
41,191	Newell Rubbermaid Inc.	979,522
31,756	Pulte Homes Inc.	1,249,916
8,406	Snap-on Inc.	315,729
10,915	Stanley Works	524,357
9,959	Whirlpool Corp.	834,166

	Total Household Durables	12,378,311

Internet & Catalog Retail — 0.6%
45,739	Amazon.com Inc.*	2,156,594
170,498	eBay Inc.*	7,374,038

	Total Internet & Catalog Retail	9,530,632

Leisure Equipment & Products — 0.2%
14,350	Brunswick Corp.	583,471
42,487	Eastman Kodak Co.	994,196
26,893	Hasbro Inc.	542,701
59,939	Mattel Inc.	948,235

	Total Leisure Equipment & Products	3,068,603

Media — 3.3%
10,047	CCE Spinco Inc.*	131,616
80,383	Clear Channel Communications Inc.	2,528,045
326,033	Comcast Corp., Class A Shares*	8,463,817
8,631	Dow Jones & Co. Inc.	306,314
12,841	E.W. Scripps Co., Class A Shares	616,625
36,133	Gannett Co. Inc.	2,188,576
62,447	Interpublic Group of Cos. Inc.*	602,613
10,191	Knight-Ridder Inc.	645,090
55,677	McGraw-Hill Cos. Inc.	2,874,603
6,282	Meredith Corp.	328,800
21,275	New York Times Co., Class A Shares	562,724
364,011	News Corp., Class A Shares	5,660,371
26,989	Omnicom Group Inc.	2,297,574
697,221	Time Warner Inc.	12,159,534
39,307	Tribune Co.	1,189,430
34,385	Univision Communications Inc., Class A Shares*	1,010,575
235,506	Viacom Inc., Class B Shares	7,677,496
287,039	Walt Disney Co.	6,880,325

	Total Media	56,124,128

See Notes to Financial Statements.

50     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Multiline Retail — 1.2%
17,052	Big Lots Inc.*	$204,795
9,840	Dillard’s Inc., Class A Shares	244,229
48,033	Dollar General Corp.	915,989
23,033	Family Dollar Stores Inc.	570,988
39,368	Federated Department Stores Inc.	2,611,279
37,083	J.C. Penney Co. Inc.	2,061,815
51,140	Kohl’s Corp.*	2,485,404
32,810	Nordstrom Inc.	1,227,094
15,236	Sears Holdings Corp.*	1,760,215
131,533	Target Corp.	7,230,369

	Total Multiline Retail	19,312,177

Specialty Retail — 2.2%
27,162	AutoNation Inc.*	590,230
8,326	AutoZone Inc.*	763,911
43,878	Bed Bath & Beyond Inc.*	1,586,190
60,303	Best Buy Co. Inc.	2,621,975
24,073	Circuit City Stores Inc.	543,809
86,006	Gap Inc.	1,517,146
318,163	Home Depot Inc.	12,879,238
52,123	Limited Brands Inc.	1,164,949
115,954	Lowe’s Cos. Inc.	7,729,494
46,802	Office Depot Inc.*	1,469,583
10,320	OfficeMax Inc.	261,715
19,979	RadioShack Corp.	420,158
17,079	Sherwin-Williams Co.	775,728
109,402	Staples Inc.	2,484,519
21,331	Tiffany & Co.	816,764
69,418	TJX Cos. Inc.	1,612,580

	Total Specialty Retail	37,237,989

Textiles, Apparel & Luxury Goods — 0.4%
56,369	Coach Inc.*	1,879,343
17,608	Jones Apparel Group Inc.	540,918
16,077	Liz Claiborne Inc.	575,878
28,323	NIKE Inc., Class B Shares	2,458,153
7,954	Reebok International Ltd.	463,161
13,324	V.F. Corp.	737,350

	Total Textiles, Apparel & Luxury Goods	6,654,803

	TOTAL CONSUMER DISCRETIONARY	181,930,621

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      51

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

CONSUMER STAPLES — 9.6%
Beverages — 2.1%
115,526	Anheuser-Busch Cos. Inc.	$4,962,997
12,410	Brown-Forman Corp., Class B Shares	860,261
308,675	Coca-Cola Co.	12,442,689
44,557	Coca-Cola Enterprises Inc.	854,158
29,305	Constellation Brands Inc., Class A Shares*	768,670
8,496	Molson Coors Brewing Co., Class B Shares	569,147
20,837	Pepsi Bottling Group Inc.	596,147
247,992	PepsiCo Inc.	14,651,367

	Total Beverages	35,705,436

Food & Staples Retailing — 2.4%
54,666	Albertson’s Inc.	1,167,119
71,354	Costco Wholesale Corp.	3,529,882
120,677	CVS Corp.	3,188,286
107,967	Kroger Co.*	2,038,417
66,335	Safeway Inc.	1,569,486
20,217	SUPERVALU INC	656,648
94,006	Sysco Corp.	2,918,886
371,003	Wal-Mart Stores Inc.	17,362,941
151,766	Walgreen Co.	6,717,163
19,617	Whole Foods Market Inc.	1,518,160

	Total Food & Staples Retailing	40,666,988

Food Products — 1.1%
96,621	Archer-Daniels-Midland Co.	2,382,674
27,566	Campbell Soup Co.	820,640
77,318	ConAgra Foods Inc.	1,568,009
54,497	General Mills Inc.	2,687,792
50,454	H.J. Heinz Co.	1,701,309
27,408	Hershey Co.	1,514,292
38,207	Kellogg Co.	1,651,306
19,710	McCormick & Co. Inc., Non Voting Shares	609,433
116,384	Sara Lee Corp.	2,199,658
37,420	Tyson Foods Inc., Class A Shares	639,882
26,720	Wm. Wrigley Jr. Co.	1,776,613

	Total Food Products	17,551,608

Household Products — 2.3%
22,629	Clorox Co.	1,287,364
77,119	Colgate-Palmolive Co.	4,229,977

See Notes to Financial Statements.

52     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Household Products — 2.3% (continued)
70,664	Kimberly-Clark Corp.	$4,215,108
500,549	Procter & Gamble Co.	28,971,776

	Total Household Products	38,704,225

Personal Products — 0.2%
11,172	Alberto-Culver Co.	511,119
69,836	Avon Products Inc.	1,993,818

	Total Personal Products	2,504,937

Tobacco — 1.5%
310,876	Altria Group Inc.	23,228,655
12,619	Reynolds American Inc.	1,202,969
24,600	UST Inc.	1,004,418

	Total Tobacco	25,436,042

	TOTAL CONSUMER STAPLES	160,569,236

ENERGY — 9.3%
Energy Equipment & Services — 1.7%
50,651	Baker Hughes Inc.	3,078,568
48,052	BJ Services Co.	1,762,067
75,464	Halliburton Co.	4,675,749
23,361	Nabors Industries Ltd.*	1,769,596
25,750	National-Oilwell Varco Inc.*	1,614,525
20,398	Noble Corp.	1,438,875
16,315	Rowan Cos. Inc.	581,467
87,374	Schlumberger Ltd.	8,488,384
48,942	Transocean Inc.*	3,410,768
48,943	Weatherford International Ltd.*	1,771,736

	Total Energy Equipment & Services	28,591,735

Oil, Gas & Consumable Fuels — 7.6%
11,848	Amerada Hess Corp.	1,502,563
35,057	Anadarko Petroleum Corp.	3,321,651
48,824	Apache Corp.	3,345,421
56,705	Burlington Resources Inc.	4,887,971
334,746	Chevron Corp.	19,003,530
206,938	ConocoPhillips	12,039,653
67,229	Devon Energy Corp.	4,204,502
98,348	El Paso Corp.	1,195,912
35,575	EOG Resources Inc.	2,610,138
929,278	Exxon Mobil Corp.	52,197,545
17,140	Kerr-McGee Corp.	1,557,340
15,605	Kinder Morgan Inc.	1,434,880

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      53

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 7.6% (continued)
54,364	Marathon Oil Corp.	$3,314,573
24,382	Murphy Oil Corp.	1,316,384
59,475	Occidental Petroleum Corp.	4,750,863
20,200	Sunoco Inc.	1,583,276
90,690	Valero Energy Corp.	4,679,604
84,755	Williams Cos. Inc.	1,963,773
53,843	XTO Energy Inc.	2,365,861

	Total Oil, Gas & Consumable Fuels	127,275,440

	TOTAL ENERGY	155,867,175

FINANCIALS — 21.3%
Capital Markets — 3.1%
115,595	Bank of New York Co. Inc.	3,681,701
16,679	Bear Stearns Cos. Inc.	1,926,925
154,809	Charles Schwab Corp.	2,271,048
60,267	E*TRADE Financial Corp.*	1,257,170
12,745	Federated Investors Inc., Class B Shares	472,075
22,147	Franklin Resources Inc.	2,082,039
69,150	Goldman Sachs Group Inc.	8,831,146
33,452	Janus Capital Group Inc.	623,211
40,451	Lehman Brothers Holdings Inc.	5,184,605
62,133	Mellon Financial Corp.	2,128,055
137,533	Merrill Lynch & Co. Inc.	9,315,110
161,283	Morgan Stanley	9,151,197
27,695	Northern Trust Corp.	1,435,155
49,069	State Street Corp.	2,720,385
19,226	T. Rowe Price Group Inc.	1,384,849

	Total Capital Markets	52,464,671

Commercial Banks — 5.7%
52,076	AmSouth Bancorp	1,364,912
597,187	Bank of America Corp.	27,560,180
81,367	BB&T Corp.	3,410,091
24,802	Comerica Inc.	1,407,762
18,572	Compass Bancshares Inc.	896,842
82,578	Fifth Third Bancorp	3,114,842
18,595	First Horizon National Corp.	714,792
34,243	Huntington Bancshares Inc.	813,271
60,612	KeyCorp	1,995,953
11,990	M&T Bank Corp.	1,307,509
30,678	Marshall & Ilsley Corp.	1,320,381
84,719	National City Corp.	2,844,017
70,792	North Fork Bancorporation Inc.	1,936,869

See Notes to Financial Statements.

54     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Commercial Banks — 5.7% (continued)
43,236	PNC Financial Services Group Inc.	$2,673,282
68,324	Regions Financial Corp.	2,333,948
53,913	SunTrust Banks Inc.	3,922,710
46,264	Synovus Financial Corp.	1,249,591
271,326	U.S. Bancorp	8,109,934
234,420	Wachovia Corp.	12,391,441
250,893	Wells Fargo & Co.	15,763,607
15,512	Zions Bancorporation	1,172,087

	Total Commercial Banks	96,304,021

Consumer Finance — 1.3%
184,537	American Express Co.	9,496,274
44,763	Capital One Financial Corp.	3,867,523
187,122	MBNA Corp.	5,080,362
62,121	SLM Corp.	3,422,246

	Total Consumer Finance	21,866,405

Diversified Financial Services — 3.9%
36,718	Ameriprise Financial Inc.	1,505,438
29,989	CIT Group Inc.	1,552,830
755,360	Citigroup Inc. (a)	36,657,621
521,962	JPMorgan Chase & Co.	20,716,672
37,430	Moody’s Corp.	2,298,950
41,497	Principal Financial Group Inc.	1,968,203

	Total Diversified Financial Services	64,699,714

Insurance — 4.9%
46,985	ACE Ltd.	2,510,878
74,558	AFLAC Inc.	3,460,982
97,680	Allstate Corp.	5,281,558
15,991	Ambac Financial Group Inc.	1,232,266
387,605	American International Group Inc.	26,446,289
47,169	Aon Corp.	1,695,726
29,491	Chubb Corp.	2,879,796
26,146	Cincinnati Financial Corp.	1,168,203
56,059	Genworth Financial Inc., Class A Shares	1,938,520
44,541	Hartford Financial Services Group Inc.	3,825,627
20,161	Jefferson-Pilot Corp.	1,147,766
25,548	Lincoln National Corp.	1,354,810
20,144	Loews Corp.	1,910,658
79,433	Marsh & McLennan Cos. Inc.	2,522,792
20,044	MBIA Inc.	1,205,847
112,263	MetLife Inc.	5,500,887
29,331	Progressive Corp.	3,425,274

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      55

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Insurance — 4.9% (continued)
76,129	Prudential Financial Inc.	$5,571,882
18,528	SAFECO Corp.	1,046,832
100,528	St. Paul Travelers Cos. Inc.	4,490,586
15,468	Torchmark Corp.	860,021
44,442	UnumProvident Corp.	1,011,056
25,836	XL Capital Ltd., Class A Shares	1,740,830

	Total Insurance	82,229,086

Real Estate — 0.7%
14,092	Apartment Investment and Management Co., Class A Shares	533,664
31,525	Archstone-Smith Trust	1,320,582
60,940	Equity Office Properties Trust	1,848,310
42,779	Equity Residential	1,673,515
27,422	Plum Creek Timber Co. Inc.	988,563
36,868	ProLogis	1,722,473
12,250	Public Storage Inc.	829,570
27,231	Simon Property Group Inc.	2,086,712
17,500	Vornado Realty Trust	1,460,725

	Total Real Estate	12,464,114

Thrifts & Mortgage Finance — 1.7%
88,530	Countrywide Financial Corp.	3,026,841
143,921	Fannie Mae	7,024,784
102,795	Freddie Mac	6,717,653
38,077	Golden West Financial Corp.	2,513,082
13,931	MGIC Investment Corp.	916,939
53,831	Sovereign Bancorp Inc.	1,163,826
148,292	Washington Mutual Inc.	6,450,702

	Total Thrifts & Mortgage Finance	27,813,827

	TOTAL FINANCIALS	357,841,838

HEALTH CARE — 13.3%
Biotechnology — 1.5%
183,274	Amgen Inc.*	14,452,988
29,279	Applera Corp.— Applied Biosystems Group	777,650
50,429	Biogen Idec Inc.*	2,285,946
16,348	Chiron Corp.*	726,832
38,100	Genzyme Corp.*	2,696,718
67,614	Gilead Sciences Inc.*	3,558,525
36,753	MedImmune Inc.*	1,287,090

	Total Biotechnology	25,785,749

See Notes to Financial Statements.

56     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Health Care Equipment & Supplies — 2.2%
7,928	Bausch & Lomb Inc.	$538,311
92,542	Baxter International Inc.	3,484,206
37,019	Becton, Dickinson, & Co.	2,224,102
36,881	Biomet Inc.	1,348,738
87,785	Boston Scientific Corp.*	2,149,855
15,545	C.R. Bard Inc.	1,024,726
18,106	Fisher Scientific International Inc.*	1,120,037
49,155	Guidant Corp.	3,182,786
23,618	Hospira Inc.*	1,010,378
179,817	Medtronic Inc.	10,352,065
7,615	Millipore Corp.*	502,895
19,533	PerkinElmer Inc.	460,198
54,028	St. Jude Medical Inc.*	2,712,206
43,218	Stryker Corp.	1,920,176
23,932	Thermo Electron Corp.*	721,071
17,228	Waters Corp.*	651,218
36,701	Zimmer Holdings Inc.*	2,475,115

	Total Health Care Equipment & Supplies	35,878,083

Health Care Providers & Services — 3.2%
43,070	Aetna Inc.	4,061,932
30,802	AmerisourceBergen Corp.	1,275,203
63,411	Cardinal Health Inc.	4,359,506
66,781	Caremark Rx Inc.*	3,458,588
19,142	CIGNA Corp.	2,138,161
23,899	Coventry Health Care Inc.*	1,361,287
22,077	Express Scripts Inc.*	1,850,053
62,827	HCA Inc.	3,172,763
36,791	Health Management Associates Inc., Class A Shares	807,930
24,220	Humana Inc.*	1,315,873
33,515	IMS Health Inc.	835,194
20,009	Laboratory Corp. of America Holdings*	1,077,485
11,576	Manor Care Inc.	460,377
45,724	McKesson Corp.	2,358,901
45,091	Medco Health Solutions Inc.*	2,516,078
20,412	Patterson Cos. Inc.*	681,761
24,883	Quest Diagnostics Inc.	1,280,977
70,628	Tenet Healthcare Corp.*	541,010
204,819	UnitedHealth Group Inc.	12,727,453
97,404	WellPoint Inc.*	7,771,865

	Total Health Care Providers & Services	54,052,397

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      57

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Pharmaceuticals — 6.4%
230,920	Abbott Laboratories	$9,105,176
19,480	Allergan Inc.	2,103,061
290,388	Bristol-Myers Squibb Co.	6,673,116
168,530	Eli Lilly & Co.	9,537,113
50,603	Forest Laboratories Inc.*	2,058,530
442,120	Johnson & Johnson	26,571,412
36,109	King Pharmaceuticals Inc.*	610,964
326,145	Merck & Co. Inc.	10,374,672
32,541	Mylan Laboratories Inc.	649,518
1,101,041	Pfizer Inc.	25,676,276
219,075	Schering-Plough Corp.	4,567,714
15,596	Watson Pharmaceuticals Inc.*	507,026
199,467	Wyeth	9,189,445

	Total Pharmaceuticals	107,624,023

	TOTAL HEALTH CARE	223,340,252

INDUSTRIALS — 11.4%
Aerospace & Defense — 2.3%
121,952	Boeing Co.	8,565,908
29,803	General Dynamics Corp.	3,399,032
17,931	Goodrich Corp.	736,964
126,942	Honeywell International Inc.	4,728,590
17,720	L-3 Communications Holdings Inc.	1,317,482
53,979	Lockheed Martin Corp.	3,434,684
53,052	Northrop Grumman Corp.	3,188,956
67,156	Raytheon Co.	2,696,313
26,278	Rockwell Collins Inc.	1,221,139
152,210	United Technologies Corp.	8,510,061

	Total Aerospace & Defense	37,799,129

Air Freight & Logistics — 1.0%
45,061	FedEx Corp.	4,658,856
9,450	Ryder System Inc.	387,639
164,639	United Parcel Service Inc., Class B Shares	12,372,621

	Total Air Freight & Logistics	17,419,116

Airlines — 0.1%
103,405	Southwest Airlines Co.	1,698,944

Building Products — 0.2%
27,276	American Standard Cos. Inc.	1,089,676
63,999	Masco Corp.	1,932,130

	Total Building Products	3,021,806

See Notes to Financial Statements.

58     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Commercial Services & Supplies — 0.7%
31,750	Allied Waste Industries Inc.*	$277,495
16,481	Avery Dennison Corp.	910,905
155,941	Cendant Corp.	2,689,982
20,371	Cintas Corp.	838,878
19,321	Equifax Inc.	734,584
18,217	Monster Worldwide Inc.*	743,618
33,990	Pitney Bowes Inc.	1,436,078
31,923	R.R. Donnelley & Sons Co.	1,092,086
25,275	Robert Half International Inc.	957,670
83,581	Waste Management Inc.	2,536,683

	Total Commercial Services & Supplies	12,217,979

Construction & Engineering — 0.1%
12,928	Fluor Corp.	998,817

Electrical Equipment — 0.5%
25,188	American Power Conversion Corp.	554,136
13,876	Cooper Industries Ltd., Class A Shares	1,012,948
61,415	Emerson Electric Co.	4,587,701
27,084	Rockwell Automation Inc.	1,602,289

	Total Electrical Equipment	7,757,074

Industrial Conglomerates — 4.4%
113,692	3M Co.	8,811,130
1,575,122	General Electric Co.	55,208,026
19,853	Textron Inc.	1,528,284
301,017	Tyco International Ltd.	8,687,351

	Total Industrial Conglomerates	74,234,791

Machinery — 1.4%
100,640	Caterpillar Inc.	5,813,973
6,897	Cummins Inc.	618,868
35,454	Danaher Corp.	1,977,624
35,798	Deere & Co.	2,438,202
30,067	Dover Corp.	1,217,413
21,803	Eaton Corp.	1,462,763
31,058	Illinois Tool Works Inc.	2,732,793
50,090	Ingersoll-Rand Co., Ltd., Class A Shares	2,022,133
13,726	ITT Industries Inc.	1,411,307
9,148	Navistar International Corp.*	261,816
25,534	PACCAR Inc.	1,767,719
18,779	Pall Corp.	504,404
17,871	Parker Hannifin Corp.	1,178,771

	Total Machinery	23,407,786

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      59

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Road & Rail — 0.7%
55,496	Burlington Northern Santa Fe Corp.	$3,930,227
32,140	CSX Corp.	1,631,748
60,261	Norfolk Southern Corp.	2,701,500
39,217	Union Pacific Corp.	3,157,361

	Total Road & Rail	11,420,836

Trading Companies & Distributors — 0.0%
11,369	W. W. Grainger Inc.	808,336

	TOTAL INDUSTRIALS	190,784,614

INFORMATION TECHNOLOGY — 15.1%
Communications Equipment — 2.7%
17,023	ADC Telecommunications Inc.*	380,294
24,848	Andrew Corp.*	266,619
62,737	Avaya Inc.*	669,404
86,998	Ciena Corp.*	258,384
917,511	Cisco Systems Inc.*	15,707,788
30,014	Comverse Technology Inc.*	798,072
227,367	Corning Inc.*	4,470,035
247,313	JDS Uniphase Corp.*	583,659
662,783	Lucent Technologies Inc.*	1,763,003
366,750	Motorola Inc.	8,284,883
242,402	QUALCOMM Inc.	10,442,678
22,835	Scientific-Atlanta Inc.	983,503
66,900	Tellabs Inc.*	729,210

	Total Communications Equipment	45,337,532

Computers & Peripherals — 3.7%
125,755	Apple Computer Inc.*	9,040,527
356,224	Dell Inc.*	10,683,158
358,196	EMC Corp.*	4,878,629
37,614	Gateway Inc.*	94,411
425,701	Hewlett-Packard Co.	12,187,820
237,049	International Business Machines Corp.	19,485,428
17,542	Lexmark International Inc., Class A Shares*	786,408
27,630	NCR Corp.*	937,762
54,821	Network Appliance Inc.*	1,480,167
12,105	QLogic Corp.*	393,533
508,084	Sun Microsystems Inc.*	2,128,872

	Total Computers & Peripherals	62,096,715

See Notes to Financial Statements.

60     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Electronic Equipment & Instruments — 0.3%
60,864	Agilent Technologies Inc.*	$2,026,163
25,725	Jabil Circuit Inc.*	954,140
21,714	Molex Inc.	563,478
76,591	Sanmina-SCI Corp.*	326,278
136,778	Solectron Corp.*	500,607
36,073	Symbol Technologies Inc.	462,456
12,547	Tektronix Inc.	353,951

	Total Electronic Equipment & Instruments	5,187,073

Internet Software & Services — 0.4%
186,149	Yahoo! Inc.*	7,293,318

IT Services — 1.1%
18,731	Affiliated Computer Services Inc., Class A Shares*	1,108,501
86,356	Automatic Data Processing Inc.	3,962,877
27,385	Computer Sciences Corp.*	1,386,777
20,916	Convergys Corp.*	331,519
76,979	Electronic Data Systems Corp.	1,850,575
22	Enterasys Networks Inc.*	292
114,636	First Data Corp.	4,930,494
27,856	Fiserv Inc.*	1,205,329
49,527	Paychex Inc.	1,887,969
19,819	Sabre Holdings Corp., Class A Shares	477,836
50,070	Unisys Corp.*	291,908

	Total IT Services	17,434,077

Office Electronics — 0.1%
142,948	Xerox Corp.*	2,094,188

Semiconductors & Semiconductor Equipment — 3.2%
59,320	Advanced Micro Devices Inc.*	1,815,192
55,322	Altera Corp.*	1,025,117
55,180	Analog Devices Inc.	1,979,307
241,407	Applied Materials Inc.	4,330,842
44,372	Applied Micro Circuits Corp.*	114,036
42,090	Broadcom Corp., Class A Shares*	1,984,543
60,023	Freescale Semiconductor Inc., Class B Shares*	1,510,779
905,584	Intel Corp.	22,603,377
29,277	KLA-Tencor Corp.	1,444,234
45,532	Linear Technology Corp.	1,642,339
58,439	LSI Logic Corp.*	467,512
48,939	Maxim Integrated Products Inc.	1,773,549
91,058	Micron Technology Inc.*	1,211,982
50,741	National Semiconductor Corp.	1,318,251
20,786	Novellus Systems Inc.*	501,358

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      61

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Semiconductors & Semiconductor Equipment — 3.2% (continued)
24,987	NVIDIA Corp.*	$913,525
26,200	PMC-Sierra Inc.*	202,002
28,842	Teradyne Inc.*	420,228
241,311	Texas Instruments Inc.	7,738,844
52,052	Xilinx Inc.	1,312,231

	Total Semiconductors & Semiconductor Equipment	54,309,248

Software — 3.6%
88,728	Adobe Systems Inc.	3,279,387
34,026	Autodesk Inc.	1,461,417
32,679	BMC Software Inc.*	669,593
25,262	Citrix Systems Inc.*	727,040
68,723	Computer Associates International Inc.	1,937,301
57,023	Compuware Corp.*	511,496
45,007	Electronic Arts Inc.*	2,354,316
26,929	Intuit Inc.*	1,435,316
13,121	Mercury Interactive Corp.*	364,633
1,369,200	Microsoft Corp.	35,804,580
57,366	Novell Inc.*	506,542
560,325	Oracle Corp.*	6,841,568
41,657	Parametric Technology Corp.*	254,108
77,728	Siebel Systems Inc.	822,362
160,544	Symantec Corp.*	2,809,520

	Total Software	59,779,179

	TOTAL INFORMATION TECHNOLOGY	253,531,330

MATERIALS — 3.0%
Chemicals — 1.6%
33,057	Air Products & Chemicals Inc.	1,956,644
11,151	Ashland Inc.	645,643
143,527	Dow Chemical Co.	6,289,353
136,413	E.I. du Pont de Nemours & Co.	5,797,552
12,065	Eastman Chemical Co.	622,433
27,225	Ecolab Inc.	987,451
18,116	Engelhard Corp.	546,197
17,474	Hercules Inc.*	197,456
12,216	International Flavors & Fragrances Inc.	409,236
39,917	Monsanto Co.	3,094,765
25,275	PPG Industries Inc.	1,463,423
47,900	Praxair Inc.	2,536,784

See Notes to Financial Statements.

62     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Chemicals — 1.6% (continued)
21,643	Rohm & Haas Co.	$1,047,954
10,123	Sigma-Aldrich Corp.	640,685

	Total Chemicals	26,235,576

Construction Materials — 0.1%
15,292	Vulcan Materials Co.	1,036,033

Containers & Packaging — 0.2%
16,143	Ball Corp.	641,200
15,812	Bemis Co. Inc.	440,680
22,467	Pactiv Corp.*	494,274
12,256	Sealed Air Corp.*	688,420
16,937	Temple-Inland Inc.	759,625

	Total Containers & Packaging	3,024,199

Metals & Mining — 0.8%
129,865	Alcoa Inc.	3,840,108
12,501	Allegheny Technologies Inc.	451,036
26,306	Freeport-McMoRan Copper & Gold Inc., Class B Shares	1,415,263
66,180	Newmont Mining Corp.	3,534,012
23,168	Nucor Corp.	1,545,769
14,391	Phelps Dodge Corp.	2,070,433
17,099	United States Steel Corp.	821,949

	Total Metals & Mining	13,678,570

Paper & Forest Products — 0.3%
72,883	International Paper Co.	2,449,598
16,598	Louisiana-Pacific Corp.	455,947
27,365	MeadWestvaco Corp.	767,041
36,280	Weyerhaeuser Co.	2,406,815

	Total Paper & Forest Products	6,079,401

	TOTAL MATERIALS	50,053,779

TELECOMMUNICATION SERVICES — 3.0%
Diversified Telecommunication Services — 2.2%
272,113	BellSouth Corp.	7,374,262
19,193	CenturyTel Inc.	636,440
50,425	Citizens Communications Co.	616,698
227,547	Qwest Communications International Inc.*	1,285,640
584,100	SBC Communications Inc.	14,304,609
411,051	Verizon Communications Inc.	12,380,856

	Total Diversified Telecommunication Services	36,598,505

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      63

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Wireless Telecommunication Services — 0.8%
56,785	ALLTEL Corp.	$3,583,134
435,848	Sprint Nextel Corp.	10,181,409

	Total Wireless Telecommunication Services	13,764,543

	TOTAL TELECOMMUNICATION SERVICES	50,363,048

UTILITIES — 3.3%
Electric Utilities — 1.6%
23,941	Allegheny Energy Inc.*	757,733
58,327	American Electric Power Co. Inc.	2,163,348
29,637	Cinergy Corp.	1,258,387
48,533	Edison International	2,116,524
30,761	Entergy Corp.	2,111,743
99,642	Exelon Corp.	5,294,976
49,111	FirstEnergy Corp.	2,405,948
58,361	FPL Group Inc.	2,425,483
14,615	Pinnacle West Capital Corp.	604,330
56,593	PPL Corp.	1,663,834
37,514	Progress Energy Inc.	1,647,615
110,850	Southern Co.	3,827,651

	Total Electric Utilities	26,277,572

Gas Utilities — 0.0%
6,595	Nicor Inc.	259,249
5,883	Peoples Energy Corp.	206,317

	Total Gas Utilities	465,566

Independent Power Producers & Energy Traders — 0.6%
96,657	AES Corp.*	1,530,080
82,589	Calpine Corp.*	17,179
26,565	Constellation Energy Group Inc.	1,530,144
137,513	Duke Energy Corp.	3,774,732
46,472	Dynegy Inc., Class A Shares*	224,924
71,287	TXU Corp.	3,577,895

	Total Independent Power Producers & Energy Traders	10,654,954

Multi-Utilities — 1.1%
30,339	Ameren Corp.	1,554,570
46,155	CenterPoint Energy Inc.	593,092
32,195	CMS Energy Corp.*	467,149
36,396	Consolidated Edison Inc.	1,686,227
50,604	Dominion Resources Inc.	3,906,629
26,233	DTE Energy Co.	1,133,003
26,026	KeySpan Corp.	928,868

See Notes to Financial Statements.

64     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Multi-Utilities — 1.1% (continued)
40,377	NiSource Inc.	$842,264
50,914	PG&E Corp.	1,889,927
35,642	Public Service Enterprise Group Inc.	2,315,661
38,080	Sempra Energy	1,707,507
30,449	TECO Energy Inc.	523,114
59,545	Xcel Energy Inc.	1,099,201

	Total Multi-Utilities	18,647,212

	TOTAL UTILITIES	56,045,304

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,578,763,423)	1,680,327,197

Face
Amount

SHORT-TERM INVESTMENT — 0.0%
U.S. Government Obligation — 0.0%
$500,000	U.S. Treasury Bills, 3.820% due 3/16/06 (b) (Cost — $496,115)	496,099

	TOTAL INVESTMENTS — 100.1% (Cost — $1,579,259,538#)	1,680,823,296
	Liabilities in Excess of Other Assets — (0.1)%	(2,505,751)

	TOTAL NET ASSETS — 100.0%	$1,678,317,545

*	Non-income producing security.

(a)	Citigroup Inc. was the parent company of the Travelers Investment Management Company, the Fund’s investment advisor, as of December 31, 2005.

(b)	Yield to maturity on date of purchase, except in the case of Variable Rate Demand Obligations (“VRDO”), whose yields are determined on the date of the last interest change.

#	Aggregate cost for federal income tax purposes is $1,586,514,009.

Abbreviation used in this schedule:

MBIA — Municipal Bond Investors Assurance Corporation

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      65

Schedule of Investments (December 31, 2005)

 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

Shares	Security	Value

COMMON STOCKS — 99.7%
CONSUMER DISCRETIONARY — 10.1%
Hotels, Restaurants & Leisure — 2.5%
4,840	McDonald’s Corp.	$163,205
1,700	Station Casinos Inc.	115,260

	Total Hotels, Restaurants & Leisure	278,465

Household Durables — 1.0%
4,650	Newell Rubbermaid Inc.	110,577

Media — 3.6%
3,530	EchoStar Communications Corp., Class A Shares*	95,910
9,400	News Corp., Class B Shares	156,134
8,430	Time Warner Inc.	147,019

	Total Media	399,063

Specialty Retail — 3.0%
5,180	Best Buy Co. Inc.	225,226
4,750	Staples Inc.	107,873

	Total Specialty Retail	333,099

	TOTAL CONSUMER DISCRETIONARY	1,121,204

CONSUMER STAPLES — 10.9%
Beverages — 2.1%
3,910	PepsiCo Inc.	231,003

Food & Staples Retailing — 2.4%
5,850	Wal-Mart Stores Inc.	273,780

Food Products — 3.8%
3,550	Kellogg Co.	153,431
3,650	McCormick & Co. Inc., Non Voting Shares	112,858
8,040	Sara Lee Corp.	151,956

	Total Food Products	418,245

Household Products — 1.8%
500	Kimberly-Clark Corp.	29,825
2,960	Procter & Gamble Co.	171,325

	Total Household Products	201,150

Tobacco — 0.8%
1,170	Altria Group Inc.	87,422

	TOTAL CONSUMER STAPLES	1,211,600

See Notes to Financial Statements.

66     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

ENERGY — 9.4%
Energy Equipment & Services — 1.7%
1,890	ENSCO International Inc.	$83,822
2,230	GlobalSantaFe Corp.	107,374

	Total Energy Equipment & Services	191,196

Oil, Gas & Consumable Fuels — 7.7%
1,470	Burlington Resources Inc.	126,714
4,680	Exxon Mobil Corp.	262,876
2,950	Nexen Inc.	140,508
1,350	Suncor Energy Inc.	85,225
1,840	Total SA, Sponsored ADR	232,576

	Total Oil, Gas & Consumable Fuels	847,899

	TOTAL ENERGY	1,039,095

FINANCIALS — 20.2%
Capital Markets — 3.6%
1,520	Goldman Sachs Group Inc.	194,119
3,020	Merrill Lynch & Co. Inc.	204,545

	Total Capital Markets	398,664

Commercial Banks — 5.7%
4,846	Bank of America Corp.	223,643
2,390	Wachovia Corp.	126,335
4,550	Wells Fargo & Co.	285,877

	Total Commercial Banks	635,855

Consumer Finance — 3.1%
3,130	American Express Co.	161,070
2,070	Capital One Financial Corp.	178,848

	Total Consumer Finance	339,918

Diversified Financial Services — 2.2%
6,205	JPMorgan Chase & Co.	246,276

Insurance — 4.4%
2,420	AFLAC Inc.	112,336
2,500	American International Group Inc.	170,575
1	Berkshire Hathaway Inc., Class A Shares*	88,620
1,180	Chubb Corp.	115,227

	Total Insurance	486,758

Thrifts & Mortgage Finance — 1.2%
1,950	Golden West Financial Corp.	128,700

	TOTAL FINANCIALS	2,236,171

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      67

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

HEALTH CARE — 11.3%
Biotechnology — 1.6%
2,318	Amgen Inc.*	$182,798

Health Care Providers & Services — 4.5%
2,160	Coventry Health Care Inc.*	123,034
3,260	UnitedHealth Group Inc.	202,576
2,200	WellPoint Inc.*	175,538

	Total Health Care Providers & Services	501,148

Pharmaceuticals — 5.2%
2,970	Pfizer Inc.	69,260
4,300	Sanofi-Aventis, ADR	188,770
1,860	Sepracor Inc.*	95,976
5,090	Teva Pharmaceutical Industries Ltd., Sponsored ADR	218,921

	Total Pharmaceuticals	572,927

	TOTAL HEALTH CARE	1,256,873

INDUSTRIALS — 11.6%
Aerospace & Defense — 4.6%
4,860	Boeing Co.	341,366
4,220	Raytheon Co.	169,433

	Total Aerospace & Defense	510,799

Building Products — 2.3%
2,830	American Standard Cos. Inc.	113,059
4,700	Masco Corp.	141,893

	Total Building Products	254,952

Industrial Conglomerates — 4.7%
11,930	General Electric Co.	418,146
1,350	Textron Inc.	103,923

	Total Industrial Conglomerates	522,069

	TOTAL INDUSTRIALS	1,287,820

INFORMATION TECHNOLOGY — 15.6%
Communications Equipment — 1.5%
5,246	ADC Telecommunications Inc.*	117,196
2,300	Motorola Inc.	51,957

	Total Communications Equipment	169,153

See Notes to Financial Statements.

68     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Computers & Peripherals — 1.8%
2,330	Dell Inc.*	$69,877
1,590	International Business Machines Corp.	130,698

	Total Computers & Peripherals	200,575

Electronic Equipment & Instruments — 0.3%
1,670	Dolby Laboratories Inc., Class A Shares*	28,473

Internet Software & Services — 1.0%
2,830	Yahoo! Inc.*	110,879

IT Services — 1.1%
3,220	Paychex Inc.	122,746

Semiconductors & Semiconductor Equipment — 3.7%
3,430	Applied Materials Inc.	61,534
4,640	ASML Holding NV, NY Registered Shares*	93,171
8,090	Intel Corp.	201,927
1,600	Texas Instruments Inc.	51,312

	Total Semiconductors & Semiconductor Equipment	407,944

Software — 6.2%
3,200	Adobe Systems Inc.	118,272
1,640	Cognos Inc.*	56,925
2,020	Electronic Arts Inc.*	105,666
15,680	Microsoft Corp.	410,032

	Total Software	690,895

	TOTAL INFORMATION TECHNOLOGY	1,730,665

MATERIALS — 6.0%
Chemicals — 2.3%
3,180	E.I. du Pont de Nemours & Co.	135,150
3,290	Ecolab Inc.	119,328

	Total Chemicals	254,478

Metals & Mining — 3.7%
10,390	Barrick Gold Corp.	289,570
5,400	Placer Dome Inc.	123,822

	Total Metals & Mining	413,392

	TOTAL MATERIALS	667,870

TELECOMMUNICATION SERVICES — 3.4%
Wireless Telecommunication Services — 3.4%
1,780	ALLTEL Corp.	112,318
11,102	Sprint Nextel Corp.	259,343

	TOTAL TELECOMMUNICATION SERVICES	371,661

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      69

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

UTILITIES — 1.2%
Multi-Utilities — 1.2%
3,020	Sempra Energy	$135,417

	TOTAL INVESTMENTS — 99.7% (Cost — $8,906,238#)	11,058,376
	Other Assets in Excess of Liabilities — 0.3%	37,805

	TOTAL NET ASSETS — 100.0%	$11,096,181

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $8,990,039.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

70     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005)

 SALOMON BROTHERS VARIABLE AGGRESSIVE GROWTH FUND

Shares	Security	Value

COMMON STOCKS — 94.5%
CONSUMER DISCRETIONARY — 14.7%
Media — 14.5%
53,820	Cablevision Systems Corp., New York Group, Class A Shares*	$1,263,155
4,117	Comcast Corp., Class A Shares*	106,877
93,525	Comcast Corp., Special Class A Shares*	2,402,657
11,540	Discovery Holding Co., Class A Shares*	174,831
2,730	Liberty Global Inc., Class A Shares*	61,425
2,730	Liberty Global Inc., Series C Shares*	57,876
125,400	Liberty Media Corp., Class A Shares*	986,898
145,200	Time Warner Inc.	2,532,288
9,653	Viacom Inc., Class B Shares	314,688
38,000	Walt Disney Co.	910,860
5,600	World Wrestling Entertainment Inc.	82,208

	Total Media	8,893,763

Specialty Retail — 0.2%
9,700	Charming Shoppes, Inc.*	128,040

	TOTAL CONSUMER DISCRETIONARY	9,021,803

ENERGY — 11.9%
Energy Equipment & Services — 6.9%
7,600	Core Laboratories NV*	283,936
27,650	Grant Prideco Inc.*	1,219,918
74,500	Weatherford International Ltd.*	2,696,900

	Total Energy Equipment & Services	4,200,754

Oil, Gas & Consumable Fuels — 5.0%
32,300	Anadarko Petroleum Corp.	3,060,425
255	Bill Barrett Corp.*	9,845

	Total Oil, Gas & Consumable Fuels	3,070,270

	TOTAL ENERGY	7,271,024

EXCHANGE TRADED FUND — 1.7%
26,600	Nasdaq-100 Index Tracking Stock	1,075,172

FINANCIALS — 10.7%
Capital Markets — 9.8%
3,900	Cohen & Steers Inc.	72,657
24,550	Lehman Brothers Holdings Inc.	3,146,574
41,800	Merrill Lynch & Co. Inc.	2,831,114

	Total Capital Markets	6,050,345

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      71

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Diversified Financial Services — 0.4%
4,500	CIT Group Inc.	$233,010

Thrifts & Mortgage Finance — 0.5%
17,849	New York Community Bancorp Inc.	294,865

	TOTAL FINANCIALS	6,578,220

HEALTH CARE — 33.6%
Biotechnology — 20.4%
6,420	Alkermes Inc.*	122,750
36,900	Amgen Inc.*	2,909,934
54,850	Biogen Idec Inc.*	2,486,351
2,600	CancerVax Corp.*	3,588
48,175	Chiron Corp.*	2,141,861
5,300	Genentech Inc.*	490,250
39,448	Genzyme Corp.*	2,792,129
28,428	ImClone Systems Inc.*	973,375
8,200	Isis Pharmaceuticals Inc.*	42,968
33,546	Millennium Pharmaceuticals Inc.*	325,396
4,800	Nabi Biopharmaceuticals*	16,224
4,860	Nanogen Inc.*	12,733
6,410	Vertex Pharmaceuticals Inc.*	177,365
1,265	ViaCell Inc.*	7,109

	Total Biotechnology	12,502,033

Health Care Equipment & Supplies — 0.3%
3,400	Biosite Inc.*	191,386

Health Care Providers & Services — 5.1%
50,520	UnitedHealth Group Inc.	3,139,313

Pharmaceuticals — 7.8%
73,080	Forest Laboratories Inc.*	2,972,894
13,100	Johnson & Johnson	787,310
24,900	King Pharmaceuticals Inc.*	421,308
3,500	Pfizer Inc.	81,620
6,442	Teva Pharmaceutical Industries Ltd., Sponsored ADR	277,071
14,000	Valeant Pharmaceuticals International	253,120

	Total Pharmaceuticals	4,793,323

	TOTAL HEALTH CARE	20,626,055

See Notes to Financial Statements.

72     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

INDUSTRIALS — 7.7%
Aerospace & Defense — 2.9%
23,600	L-3 Communications Holdings Inc.	$1,754,660

Industrial Conglomerates — 3.7%
78,634	Tyco International Ltd.	2,269,377

Machinery — 1.1%
25,000	Pall Corp.	671,500

	TOTAL INDUSTRIALS	4,695,537

INFORMATION TECHNOLOGY — 14.1%
Communications Equipment — 2.5%
14,700	C-COR Inc.*	71,442
51,600	Motorola Inc.	1,165,644
16,400	Nokia Oyj, Sponsored ADR	300,120

	Total Communications Equipment	1,537,206

Computers & Peripherals — 2.9%
3,500	LaserCard Corp.*	52,465
48,162	Maxtor Corp.*	334,244
31,500	Quantum Corp.*	96,075
20,100	SanDisk Corp.*	1,262,682

	Total Computers & Peripherals	1,745,466

Electronic Equipment & Instruments — 0.2%
5,750	Excel Technology Inc.*	136,735

Semiconductors & Semiconductor Equipment — 7.4%
22,000	Broadcom Corp., Class A Shares*	1,037,300
6,500	Cirrus Logic Inc.*	43,420
8,400	Cree Inc.*	212,016
6,700	DSP Group Inc.*	167,902
4,173	Freescale Semiconductor Inc., Class B Shares*	105,035
26,725	Intel Corp.	667,056
132,555	Micron Technology Inc.*	1,764,307
17,700	RF Micro Devices Inc.*	95,757
5,400	Standard Microsystems Corp.*	154,926
17,600	Teradyne Inc.*	256,432

	Total Semiconductors & Semiconductor Equipment	4,504,151

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      73

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Software — 1.1%
5,800	Advent Software Inc.*	$167,678
8,800	Autodesk Inc.	377,960
3,800	Microsoft Corp.	99,370
4,300	RSA Security Inc.*	48,289

	Total Software	693,297

	TOTAL INFORMATION TECHNOLOGY	8,616,855

TELECOMMUNICATION SERVICES — 0.1%
Diversified Telecommunication Services — 0.1%
2,416	AT&T Inc.	59,168

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $50,577,045)	57,943,834

Face
Amount

SHORT-TERM INVESTMENTS — 5.6%
REPURCHASE AGREEMENTS — 5.6%
$1,409,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $1,409,665; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market Value — $1,452,102)	1,409,000
2,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $2,000,944; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $2,040,014)	2,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $3,409,000)	3,409,000

	TOTAL INVESTMENTS — 100.1% (Cost — $53,986,045#)	61,352,834

	Liabilities in Excess of Other Assets — (0.1)%	(48,566)

	TOTAL NET ASSETS — 100.0%	$61,304,268

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $53,989,800.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

74     Greenwich Street Series Fund 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB” “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainly of position characterizes bonds in this class.
B	—	Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such Issues are often in default or have other marked short-comings.
NR	—	Indicates that the bond is not rated by Standard & Poor’s and Moody’s.

Greenwich Street Series Fund 2005 Annual Report      75

Statements of Assets and Liabilities (December 31, 2005)

			Salomon	Salomon
			Brothers	Brothers
			Variable	Variable
	Diversified Strategic	Equity Index	Growth &	Aggressive
	Income Portfolio	Portfolio	Income Fund	Growth Fund

ASSETS:
Investments, at cost	$88,082,431	$1,579,259,538	$8,906,238	$50,577,045
Repurchase agreements, at cost	41,675,000	—	—	3,409,000
Foreign currency, at cost	39,000	—	—	—

Investments, at value	$87,744,590	$1,680,823,296	$11,058,376	$57,943,834
Repurchase agreements, at value	41,675,000	—	—	3,409,000
Foreign currency, at value	34,250	—	—	—
Cash	134	—	—	780
Dividends and interest receivable	833,770	2,221,757	13,708	26,130
Deposits with brokers for open futures contracts	16,220	—	—	—
Receivable for Fund shares sold	—	492,217	226	14,078
Receivable for securities sold	—	113,197	89,835	—
Prepaid expenses	15,515	23,902	757	394

Total Assets	130,319,479	1,683,674,369	11,162,902	61,394,216

LIABILITIES:
Payable for securities purchased	40,421,297	2,021,108	24,642	—
Payable for Fund shares repurchased	260,397	2,270,726	10	24,788
Investment advisory fee payable	49,494	361,466	6,243	38,994
Due to custodian	—	282,743	18,471	—
Distribution fees payable (Notes 2 and 4)	—	26,062	—	3,098
Administration fee payable	—	86,752	—	—
Deferred dollar roll income	13,715	—	—	—
Payable to broker — variation margin on open futures contracts	4,281	—	—	—
Deferred compensation payable	2,773	3,063	2,292	1,981
Transfer agent fees payable	976	1,719	12	137
Trustees’ fees payable	56	26	—	116
Accrued expenses	44,977	303,159	15,051	20,834

Total Liabilities	40,797,966	5,356,824	66,721	89,948

Total Net Assets	$89,521,513	$1,678,317,545	$11,096,181	$61,304,268

NET ASSETS:
Par value (Note 6)	$9,931	$55,240	$2,187	$2,641
Paid-in capital in excess of par value	96,998,514	1,591,717,537	9,662,321	54,518,178
Undistributed (overdistributed) net investment income	(2,773)	114,615	(2,292)	—
Accumulated net investment loss	—	—	—	(1,981)
Accumulated net realized loss on investments, futures contracts and foreign currencies	(7,159,475)	(15,133,605)	(718,173)	(581,359)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(324,684)	101,563,758	2,152,138	7,366,789

Total Net Assets	$89,521,513	$1,678,317,545	$11,096,181	$61,304,268

Shares Outstanding:
Class I shares	9,931,070	47,549,158	2,186,650	1,423,968

Class II shares	—	7,690,661	—	1,216,924

Net Asset Value:
Class I shares	$9.01	$30.38	$5.07	$23.33

Class II shares	—	$30.40	—	$23.08

See Notes to Financial Statements.

76     Greenwich Street Series Fund 2005 Annual Report

Statements of Operations (For the year ended December 31, 2005)

			Salomon	Salomon
			Brothers	Brothers
			Variable	Variable
	Diversified Strategic	Equity Index	Growth &	Aggressive
	Income Portfolio	Portfolio	Income Fund	Growth Fund

INVESTMENT INCOME:
Dividends	$4,733	$30,095,878	$166,199	$217,755
Interest	5,357,517	543,325	5,700	123,614
Less: Foreign taxes withheld	—	—	(2,251)	(1,053)

Total Investment Income	5,362,250	30,639,203	169,648	340,316

EXPENSES:
Investment advisory fee (Note 2)	443,690	4,125,841	52,282	312,648
Administration fees (Note 2)	175,198	990,202	20,461	86,456
Custody fees	55,376	92,649	18,706	15,855
Audit and tax	16,218	22,567	14,105	15,330
Legal fees	13,988	6,604	8,114	15,147
Shareholder reports (Note 4)	11,210	169,402	12,216	16,080
Insurance	5,493	16,493	1,423	2,737
Transfer agent fees (Notes 2 and 4)	5,030	10,015	728	169
Trustees’ fees	3,172	35,820	1,665	2,546
Distribution fees (Notes 2 and 4)	—	578,430	—	59,904
License fee	—	165,034	—	—
Miscellaneous expenses	2,355	59,669	1,099	4,203

Total Expenses	731,730	6,272,726	130,799	531,075

Net Investment Income (Loss)	4,630,520	24,366,477	38,849	(190,759)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	1,399,450	17,788,667	371,234	18,120
Futures contracts	(94,986)	(585,775)	—	—
Foreign currencies	617,933	—	3	—

Net Realized Gain	1,922,397	17,202,892	371,237	18,120

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(4,113,649)	32,557,471	(22,620)	5,564,067
Futures contracts	(13,228)	(671,094)	—	—
Foreign currencies	37,661	—	—	—

Change in Net Unrealized Appreciation/ Depreciation	(4,089,216)	31,886,377	(22,620)	5,564,067

Net Gain (Loss) on Investments, Futures Contracts and Foreign Currencies	(2,166,819)	49,089,269	348,617	5,582,187

Increase in Net Assets From Operations	$2,463,701	$73,455,746	$387,466	$5,391,428

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      77

Statements of Changes in Net Assets (For the years ended December 31,)

	Diversified Strategic
	Income Portfolio

	2005	2004

OPERATIONS:
Net investment income	$4,630,520	$5,004,061
Net realized gain	1,922,397	1,766,018
Change in net unrealized appreciation/depreciation	(4,089,216)	(424,571)

Increase in Net Assets From Operations	2,463,701	6,345,508

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(5,001,106)	(4,799,696)

Decrease in Net Assets From Distributions to Shareholders	(5,001,106)	(4,799,696)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	5,234,458	12,777,163
Reinvestment of distributions	5,001,106	4,799,696
Cost of shares repurchased	(18,480,976)	(13,390,612)

Increase (Decrease) in Net Assets From Fund Share Transactions	(8,245,412)	4,186,247

Increase (Decrease) in Net Assets	(10,782,817)	5,732,059
NET ASSETS:
Beginning of year	100,304,330	94,572,271

End of year*	$89,521,513	$100,304,330

* Includes overdistributed net investment income of:	$(2,773)	$(112,788)

See Notes to Financial Statements.

78     Greenwich Street Series Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	Equity Index Portfolio

	2005	2004

OPERATIONS:
Net investment income	$24,366,477	$24,537,742
Net realized gain	17,202,892	7,049,449
Change in net unrealized appreciation/depreciation	31,886,377	124,448,953

Increase in Net Assets From Operations	73,455,746	156,036,144

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(24,301,557)	(24,899,544)

Decrease in Net Assets From Distributions to Shareholders	(24,301,557)	(24,899,544)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	79,504,116	219,053,115
Reinvestment of distributions	24,301,557	24,899,544
Cost of shares repurchased	(126,400,333)	(73,428,986)

Increase (Decrease) in Net Assets From Fund Share Transactions	(22,594,660)	170,523,673

Increase in Net Assets	26,559,529	301,660,273
NET ASSETS:
Beginning of year	1,651,758,016	1,350,097,743

End of year*	$1,678,317,545	$1,651,758,016

* Includes undistributed net investment income of:	$114,615	$47,585

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      79

Statements of Changes in Net Assets (For the years ended December 31,)

	Salomon Brothers Variable
	Growth & Income Fund

	2005	2004

OPERATIONS:
Net investment income	$38,849	$99,926
Net realized gain	371,237	336,947
Change in net unrealized appreciation/depreciation	(22,620)	456,349

Increase in Net Assets From Operations	387,466	893,222

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(40,002)	(101,977)

Decrease in Net Assets From Distributions to Shareholders	(40,002)	(101,977)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	966,534	2,677,330
Reinvestment of distributions	40,002	101,977
Cost of shares repurchased	(2,016,392)	(1,681,850)

Increase (Decrease) in Net Assets From Fund Share Transactions	(1,009,856)	1,097,457

Increase (Decrease) in Net Assets	(662,392)	1,888,702
NET ASSETS:
Beginning of year	11,758,573	9,869,871

End of year*	$11,096,181	$11,758,573

* Includes overdistributed net investment income of:	$(2,292)	$(1,537)

See Notes to Financial Statements.

80     Greenwich Street Series Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	Salomon Brothers Variable
	Aggressive Growth Fund

	2005	2004

OPERATIONS:
Net investment loss	$(190,759)	$(161,918)
Net realized gain	18,120	505,017
Change in net unrealized appreciation/depreciation	5,564,067	2,563,072

Increase in Net Assets From Operations	5,391,428	2,906,171

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	17,389,739	25,873,371
Cost of shares repurchased	(3,934,857)	(3,424,165)

Increase in Net Assets From Fund Share Transactions	13,454,882	22,449,206

Increase in Net Assets	18,846,310	25,355,377
NET ASSETS:
Beginning of year	42,457,958	17,102,581

End of year*	$61,304,268	$42,457,958

* Includes accumulated net investment loss of:	$(1,981)	$(1,323)

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      81

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Diversified Strategic Income
Portfolio(1)	2005		2004		2003		2002	2001

Net Asset Value, Beginning of Year	$9.30		$9.15		$8.69		$9.13	$9.70

Income (Loss) From Operations:
Net investment income	0.46		0.48		0.52		0.53	0.65
Net realized and unrealized gain (loss)	(0.22)		0.14		0.50		(0.11)	(0.36)

Total Income From Operations	0.24		0.62		1.02		0.42	0.29

Less Distributions From:
Net investment income	(0.53)		(0.47)		(0.56)		(0.86)	(0.86)

Total Distributions	(0.53)		(0.47)		(0.56)		(0.86)	(0.86)

Net Asset Value, End of Year	$9.01		$9.30		$9.15		$8.69	$9.13

Total Return(2)	2.56%		6.74%		11.73%		4.84%	3.17%

Net Assets, End of Year (000s)	$89,522		$100,304		$94,572		$78,009	$79,399

Ratios to Average Net Assets:
Gross expenses	0.77%		0.76%		0.76%		0.87%	0.76%
Net expenses	0.77		0.76	(3)	0.76		0.87	0.76
Net investment income	4.86		5.15		5.73		5.82	6.86

Portfolio Turnover Rate	83	%(4)	57	%(4)	54	%(4)	149%	118%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The investment adviser voluntarily waived a portion of its fees.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 538%, 382% and 256% for the years ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

See Notes to Financial Statements.

82     Greenwich Street Series Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Equity Index Portfolio — Class I Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$29.50	$27.11	$21.41	$28.21	$32.40

Income (Loss) From Operations:
Net investment income	0.45	0.47	0.34	0.32	0.34
Net realized and unrealized gain (loss)	0.89	2.38	5.68	(6.57)	(4.26)

Total Income (Loss) From Operations	1.34	2.85	6.02	(6.25)	(3.92)

Less Distributions From:
Net investment income	(0.46)	(0.46)	(0.32)	(0.55)	(0.27)

Total Distributions	(0.46)	(0.46)	(0.32)	(0.55)	(0.27)

Net Asset Value, End of Year	$30.38	$29.50	$27.11	$21.41	$28.21

Total Return(2)	4.52%	10.52%	28.11%	(22.17)%	(12.12)%

Net Assets, End of Year (millions)	$1,444	$1,425	$1,218	$831	$897

Ratios to Average Net Assets:
Gross expenses	0.34%	0.34%	0.34%	0.31%	0.23%
Net expenses	0.34	0.34 (3)	0.34	0.31	0.23
Net investment income	1.51	1.69	1.44	1.32	1.17

Portfolio Turnover Rate	7%	1%	0%	2%	2%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      83

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Equity Index Portfolio — Class II Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$29.52	$27.13	$21.43	$28.17	$32.36

Income (Loss) From Operations:
Net investment income	0.37	0.42	0.28	0.24	0.27
Net realized and unrealized gain (loss)	0.89	2.36	5.66	(6.54)	(4.26)

Total Income (Loss) From Operations	1.26	2.78	5.94	(6.30)	(3.99)

Less Distributions From:
Net investment income	(0.38)	(0.39)	(0.24)	(0.44)	(0.20)

Total Distributions	(0.38)	(0.39)	(0.24)	(0.44)	(0.20)

Net Asset Value, End of Year	$30.40	$29.52	$27.13	$21.43	$28.17

Total Return(2)	4.25%	10.24%	27.74%	(22.37)%	(12.36)%

Net Assets, End of Year (millions)	$234	$227	$132	$86	$97

Ratios to Average Net Assets:
Gross expenses	0.60%	0.59%	0.60%	0.56%	0.49%
Net expenses	0.60	0.59 (3)	0.60	0.56	0.49
Net investment income	1.26	1.50	1.18	0.97	0.91

Portfolio Turnover Rate	7%	1%	0%	2%	2%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

84     Greenwich Street Series Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Salomon Brothers Variable Growth & Income Fund — Class I Shares	2005(1)	2004(1)	2003(1)	2002	2001

Net Asset Value, Beginning of Year	$4.91	$4.57	$3.52	$4.90	$7.92

Income (Loss) From Operations:
Net investment income	0.02	0.04	0.01	0.00 (2)	0.03
Net realized and unrealized gain (loss)	0.16	0.34	1.05	(1.14)	(1.04)

Total Income (Loss) From Operations	0.18	0.38	1.06	(1.14)	(1.01)

Less Distributions From:
Net investment income	(0.02)	(0.04)	(0.01)	(0.02)	(0.12)
Net realized gains	—	—	—	(0.22)	(1.89)

Total Distributions	(0.02)	(0.04)	(0.01)	(0.24)	(2.01)

Net Asset Value, End of Year	$5.07	$4.91	$4.57	$3.52	$4.90

Total Return(3)	3.63%	8.38%	30.16%	(23.35)%	(13.14)%

Net Assets, End of Year (000s)	$11,096	$11,759	$9,870	$6,777	$11,087

Ratios to Average Net Assets:
Gross expenses	1.17%	1.09%	1.27%	1.36%	0.94%
Net expenses	1.17	1.07 (4)	1.27	1.36	0.94
Net investment income	0.35	0.95	0.36	0.04	0.31

Portfolio Turnover Rate	54%	83%	63%	46%	81%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(4)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      85

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Salomon Brothers Variable Aggressive Growth Fund — Class I Shares(1)	2005	2004	2003	2002	2001(2)

Net Asset Value, Beginning of Year	$21.23	$19.46	$13.89	$25.98	$178.99

Income (Loss) From Operations:
Net investment loss	(0.06)	(0.09)	(0.19)	(0.25)	(0.50)
Net realized and unrealized gain (loss)	2.16	1.86	5.76	(8.18)	(9.85)

Total Income (Loss) From Operations	2.10	1.77	5.57	(8.43)	(10.35)

Less Distributions From:
Net realized gains	—	—	—	(3.66)	(142.66)

Total Distributions	—	—	—	(3.66)	(142.66)

Net Asset Value, End of Year	$23.33	$21.23	$19.46	$13.89	$25.98

Total Return(3)	9.89%	9.10%	40.10%	(32.65)%	(5.32)%

Net Assets, End of Year (000s)	$33,220	$21,706	$11,684	$5,975	$12,745

Ratios to Average Net Assets:
Gross expenses	0.93%	1.04%	1.56%	1.56%	1.18%
Net expenses	0.93	1.04 (4)	1.56	1.56	1.18
Net investment loss	(0.26)	(0.47)	(1.16)	(1.25)	(0.97)

Portfolio Turnover Rate	0%	4%	3%	4%	0%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(4)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

86     Greenwich Street Series Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Salomon Brothers Variable
Aggressive Growth Fund — Class II Shares(1)	2005	2004	2003(2)

Net Asset Value, Beginning of Year	$21.05	$19.35	$15.64

Income (Loss) From Operations:
Net investment loss	(0.11)	(0.14)	(0.13)
Net realized and unrealized gain	2.14	1.84	3.84

Total Income From Operations	2.03	1.70	3.71

Net Asset Value, End of Year	$23.08	$21.05	$19.35

Total Return(3)	9.64%	8.79%	23.72%

Net Assets, End of Year (000s)	$28,084	$20,752	$5,419

Ratios to Average Net Assets:
Gross expenses	1.18%	1.28%	1.64	% (4)
Net expenses	1.18	1.28 (5)	1.64	(4)
Net investment loss	(0.51)	(0.70)	(1.25	)(4)

Portfolio Turnover Rate	0%	4%	3%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period May 12, 2003 (inception date) to December 31, 2003.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      87

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Diversified Strategic Income Portfolio (“Diversified Strategic Income Portfolio”), Equity Index Portfolio (“Equity Index Portfolio”), Salomon Brothers Variable Growth & Income Fund (“Growth & Income Fund”) and Salomon Brothers Variable Aggressive Growth Fund (“Aggressive Growth Fund”) (the “Funds”) are separate diversified investment funds of the Greenwich Street Series Fund (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
   (c) Financial Futures Contracts. Certain Funds may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is

88     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (d) Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-US dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.
   Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (e) Securities Traded on a To-Be-Announced Basis. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.
   (f) Mortgage Dollar Rolls. The Diversified Strategic Income Portfolio enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into

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Notes to Financial Statements (continued)

interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

   The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
   (g) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.
   (h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

90     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   (j) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Funds are generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds’ records in the year in which they are reported by the REITs.
   (k) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (l) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (m) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These

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Notes to Financial Statements (continued)

reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

		Accumulated Net
		Investment Loss/
		Undistributed/Overdistributed	Accumulated Net
Fund		Net Investment Income	Realized Losses	Paid-in Capital

Diversified Strategic Income	(a)	$11,886	—	$(11,886)
Portfolio	(b)	468,715	$(468,715)	—

Equity Index Portfolio	(c)	2,110	(2,110)	—

Growth & Income Fund	(d)	395	—	(395)
	(e)	3	(3)	—

Aggressive Growth Fund	(f)	190,101	—	(190,101)

(a)	Reclassifications are primarily due to a taxable overdistribution.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, income from mortgage backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of consent fees, and book/tax differences in the treatment of passive foreign investment companies.

(c)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(d)	Reclassifications are primarily due to a taxable overdistribution and rounding.

(e)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(f)	Reclassifications are primarily due to a tax net operating loss.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment advisers, Smith Barney Fund Management LLC (“SBFM”), Salomon Brothers Asset Management Inc. (“SBAM”) and TIMCO Asset Management, Inc. (“TIMCO”) (collectively, the “Manager”), and Citigroup Asset Management Ltd. (“CAM Ltd.”), the subadviser to Diversified Strategic Income Portfolio, previously indirect wholly-owned subsidiaries of Citigroup, have become wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Funds’ existing investment advisory contracts to terminate. The Funds’ shareholders approved a new investment management contract (the “Management Agreement”) between the Funds and the Manager, which became effective on December 1, 2005.
   Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.
   Prior to the transaction, under each investment advisory agreement, the Funds paid an investment advisory fee calculated at an annual rate of each respective Fund’s average daily

92     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

net assets. These fees were calculated daily and paid monthly. The respective advisers and the annual rates were as follows:

		Advisory
	Adviser	Fee Rate

Diversified Strategic Income Portfolio	SBFM	0.450%

Equity Index Portfolio	TIMCO	0.250

Aggressive Growth Fund	SBAM	0.600

   Growth and Income Fund paid investment advisory fees to SBAM, in accordance with the following breakpoint schedule:

Advisory
Average Daily Net Assets	Fee Rate

First $1.0 billion	0.450%
Next $1.0 billion	0.425
Next $1.0 billion	0.400
Next $1.0 billion	0.375
Over $4.0 billion	0.350

   CAM Ltd. served as sub-investment adviser to the Diversified Strategic Income Portfolio and was paid a monthly fee by SBFM calculated at a rate of 0.15% of the Fund’s average daily net assets. The Diversified Strategic Income Portfolio did not make any direct payments to CAM Ltd.

   In addition, under each administration agreement, the Funds paid SBFM an administration fee calculated at an annual rate of each respective Fund’s average daily net assets. These fees were calculated daily and paid monthly. The Equity Index Portfolio paid an administration fee calculated at an annual rate of 0.06% of the Fund’s average daily net assets. The Diversified Strategic Income Portfolio, Growth and Income Fund, and Aggressive Growth Fund each paid administration fees, in accordance with the following breakpoint schedules:

Diversified Strategic Income Portfolio:

Administration
Average Daily Net Assets	Fee Rate

First $1.0 billion	0.200%
Next $1.0 billion	0.175
Next $3.0 billion	0.150
Next $5.0 billion	0.125
Over $10.0 billion	0.100

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Notes to Financial Statements (continued)

Growth & Income Fund:

Administration
Average Daily Net Assets	Fee Rate

First $1.0 billion	0.200%
Next $1.0 billion	0.175
Next $1.0 billion	0.150
Next $1.0 billion	0.125
Over $4.0 billion	0.100

Aggressive Growth Fund:

Administration
Average Daily Net Assets	Fee Rate

First $1.0 billion	0.150%
Next $1.0 billion	0.125
Next $3.0 billion	0.100
Next $5.0 billion	0.075
Over $10.0 billion	0.050

   Not withstanding the foregoing, prior to October 1, 2005, the Aggressive Growth Fund paid an investment advisory fee to SBAM, in accordance with the following breakpoint schedule:

Advisory
Average Daily Net Assets	Fee Rate

First $5.0 billion	0.600%
Next $2.5 billion	0.575
Next $2.5 billion	0.550
Over $10.0 billion	0.500

   In addition, the Diversified Strategic Income Portfolio and the Aggressive Growth Fund paid SBFM an administration fee calculated at an annual rate of 0.20% of their respective average daily net assets.
   These fees were calculated daily and paid monthly.

94     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

   Under the new Management Agreement, the Funds pay the Manager a management fee for advisory and administrative services in accordance with the following breakpoint schedules:

Diversified Strategic Income Portfolio:

Management
Average Daily Net Assets	Fee Rate

First $1.0 billion	0.650%
Next $1.0 billion	0.625
Next $3.0 billion	0.600
Next $5.0 billion	0.575
Over $10.0 billion	0.550

Growth & Income Fund:

Management
Average Daily Net Assets	Fee Rate

First $1.0 billion	0.650%
Next $1.0 billion	0.600
Next $1.0 billion	0.550
Next $1.0 billion	0.500
Over $4.0 billion	0.450

Aggressive Growth Fund:

Management
Average Daily Net Assets	Fee Rate

First $1.0 billion	0.750%
Next $1.0 billion	0.725
Next $3.0 billion	0.700
Next $5.0 billion	0.675
Over $10.0 billion	0.650

   The Equity Index Portfolio pays the Manager an advisory fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.06% of the Fund’s average daily net assets.

   These fees are calculated daily and paid monthly.
   The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Funds’ transfer agent. PFPC acted as the Funds’ sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for

Greenwich Street Series Fund 2005 Annual Report      95

Notes to Financial Statements (continued)

shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended December 31, 2005, the Funds paid transfer agent fees of $13,823 to CTB.

Transfer Agent

Diversified Strategic Income Portfolio	$4,583

Equity Index Portfolio	9,167

Growth & Income Fund	35

Aggressive Growth Fund	38

   The Funds’ Board has appointed the Funds’ current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Funds. The Funds’ Board has also approved amended and restated Rule 12b-1 Plans (each, a “Rule 12b-1 Plan”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer Funds shares in the future.

   Effective December 1, 2005, The Trust, on behalf of the Equity Index Portfolio, Growth & Income Fund and Aggressive Growth Fund, adopted an amended shareholder services and distribution plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act for the Funds’ Class II shares. The Plan provides that the Trust, on behalf of the Funds, shall pay CGM a fee up to 0.25% of the average daily net assets of the Funds attributable to Class II shares. As of December 31, 2005, Growth & Income Fund had not issued any Class II Shares.
   During the year ended December 31, 2005, CGM and its affiliates received brokerage commissions of $50 from Growth & Income Fund and $38 from Aggressive Growth Fund.
   The Funds have adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Independent Trustees. The deferred fees earn a return based on notional investments selected by the Independent Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Funds and any payments made pursuant to the Plan will be made from the Funds’ general assets.
   As of December 31, 2005, the Diversified Strategic Income Portfolio, Equity Index Portfolio, Growth & Income Fund and Aggressive Growth Fund have accrued $2,773, $3,063, $2,292 and $1,981 as deferred compensation, respectively.
   Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive any compensation from the Trust.

96     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

			U.S. Government &
	Investments		Agency Obligations

	Purchases	Sales	Purchases	Sales

Diversified Strategic Income Portfolio	$21,452,646	$46,637,749	$53,454,223	$34,717,503

Equity Index Portfolio	155,492,992	109,398,527	—	—

Growth & Income Fund	5,986,348	6,788,169	—	—

Aggressive Growth Fund	13,063,121	60,988	—	—

   At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross unrealized	Gross unrealized	Net unrealized
	appreciation	depreciation	appreciation/depreciation

Diversified Strategic Income Portfolio	$1,485,048	$(1,839,914)	$(354,866)

Equity Index Portfolio	321,228,586	(226,919,299)	94,309,287

Growth & Income Fund	2,210,520	(142,183)	2,068,337

Aggressive Growth Fund	11,892,061	(4,529,027)	7,363,034

   At December 31, 2005, the Funds had the following open futures contracts:

Diversified Strategic	Number of	Expiration	Basis	Market	Unrealized
Income Portfolio	Contracts	Date	Value	Value	Gain/Loss

Contracts to Buy:
U.S. Treasury 10 Year Notes	21	3/06	$2,278,743	$2,297,531	$18,788
U.S. Treasury 2 Year Notes	11	3/06	2,255,851	2,257,062	1,211

					19,999

Contracts to Sell:
U.S. Treasury 5 Year Notes	4	3/06	$423,329	$425,375	(2,046)

Net Unrealized Gain on Open Futures Contracts					$17,953

   During the year ended December 31, 2005, the Diversified Strategic Income Portfolio entered into mortgage dollar roll transactions in the aggregate amount of $412,431,914. For the year ended December 31, 2005, the Fund recorded interest income of $699,262

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Notes to Financial Statements (continued)

related to such transactions. At December 31, 2005, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $40,407,598 for scheduled settlements on January 12 and 18, 2006.

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Plan, the Equity Index Portfolio, Growth & Income Fund and Aggressive Growth Fund each pay a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets attributable to Class II shares. As of December 31, 2005, no Class II shares were issued for Growth & Income Fund. For the year ended December 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

Class II

Equity Index Portfolio	$578,430

Aggressive Growth Fund	59,904

   For the year ended December 31, 2005, total Transfer Agent fees were as follows:

	Class I	Class II

Equity Index Portfolio	$5,007	$5,008

Aggressive Growth Fund	88	81

   For the year ended December 31, 2005, total Shareholder Reports expenses were as follows:

	Class I	Class II

Equity Index Portfolio	$143,229	$26,173

Aggressive Growth Fund	8,419	7,661

98     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

Diversified Strategic Income Portfolio
Net investment income	$5,001,106	$4,799,696

Equity Index Portfolio Class I
Net investment income	$21,430,279	$21,936,892

Equity Index Portfolio Class II
Net investment income	$2,871,278	$2,962,652

Growth & Income Fund
Net investment income	$40,002	$101,977

   For the years ended December 31, 2005 and 2004, the Aggressive Growth Fund did not make any distributions.

6.	Shares of Beneficial Interest

At December 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Equity Index Portfolio, Growth & Income Fund and Aggressive Growth Fund have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.
   On August 30, 2002, the Aggressive Growth Fund and the Growth & Income Fund created a separate class of shares designated as Class II shares. Prior to that date, these Funds issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of December 31, 2005, Growth & Income Fund had not issued any Class II shares.
   Transactions in shares of each Fund were as follows:

	Year Ended		Year Ended
	December 31, 2005		December 31, 2004

	Shares	Amount	Shares	Amount

Diversified Strategic Income Portfolio
Shares sold	559,692	$5,234,458	1,370,414	$12,777,163
Shares issued on reinvestment	552,927	5,001,106	517,828	4,799,696
Shares repurchased	(1,970,148)	(18,480,976)	(1,436,108)	(13,390,612)

Net Increase (Decrease)	(857,529)	$(8,245,412)	452,134	$4,186,247

Greenwich Street Series Fund 2005 Annual Report      99

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	December 31, 2005		December 31, 2004

	Shares	Amount	Shares	Amount

Equity Index Portfolio Class I
Shares sold	1,783,407	$52,469,338	4,668,053	$129,139,424
Shares issued on reinvestment	699,911	21,430,279	743,910	21,936,892
Shares repurchased	(3,243,069)	(96,663,549)	(2,029,271)	(56,382,704)

Net Increase (Decrease)	(759,751)	$(22,763,932)	3,382,692	$94,693,612

Equity Index Portfolio Class II
Shares sold	917,995	$27,034,778	3,314,334	$89,913,691
Shares issued on reinvestment	93,715	2,871,278	100,387	2,962,652
Shares repurchased	(1,001,831)	(29,736,784)	(610,686)	(17,046,282)

Net Increase	9,879	$169,272	2,804,035	$75,830,061

Growth & Income Fund
Shares sold	199,677	$966,534	578,485	$2,677,330
Shares issued on reinvestment	7,828	40,002	20,749	101,977
Shares repurchased	(414,168)	(2,016,392)	(367,287)	(1,681,850)

Net Increase (Decrease)	(206,663)	$(1,009,856)	231,947	$1,097,457

Aggressive Growth Fund Class I
Shares sold	473,718	$10,157,123	523,041	$10,418,783
Shares repurchased	(72,209)	(1,562,217)	(101,052)	(2,029,612)

Net Increase	401,509	$8,594,906	421,989	$8,389,171

Aggressive Growth Fund Class II
Shares sold	342,024	$7,232,616	777,437	$15,454,588
Shares repurchased	(110,836)	(2,372,640)	(71,755)	(1,394,553)

Net Increase	231,188	$4,859,976	705,682	$14,060,035

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

	Diversified Strategic	Equity Index	Growth &
	Income Portfolio	Portfolio	Income Fund

Distributions paid from:
Ordinary Income	$5,001,106	$24,301,557	$40,002

   The Aggressive Growth Fund did not make any distributions during the fiscal year ended December 31, 2005.

100     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

   The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

	Diversified Strategic	Equity Index	Growth &
	Income Portfolio	Portfolio	Income Fund

Distributions paid from:
Ordinary Income	$4,799,696	$24,899,544	$101,977

   The Aggressive Growth Fund did not make any distributions during the fiscal year ended December 31, 2004.

   As of December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

	Diversified
	Strategic Income		Equity Index		Growth &		Aggressive
	Portfolio		Portfolio		Income Fund		Growth Fund

Undistributed ordinary income — net	—		$117,678		—		—
Capital loss carryforward*	$(7,111,968)		(7,879,134)		$(625,649)		$(577,590)
Other book/tax temporary differences	(33,255	)(a)	(3,063	)(c)	(11,015	) (e)	(1,995	)(e)
Unrealized appreciation/(depreciation)	(341,709	)(b)	94,309,287	(d)	2,068,337	(f)	7,363,034	(g)

Total accumulated earnings/(losses) — net	$(7,486,932)		$86,544,768		$1,431,673		$6,783,449

*	During the taxable year ended December 31, 2005, Diversified Strategic Income Portfolio utilized $1,332,611, Equity Index Portfolio utilized $22,423,970, Growth & Income Fund utilized $264,015, and Aggressive Growth Fund utilized $18,134, of each of their respective capital loss carryovers available from prior years. As of December 31, 2005, the Funds had the following net capital loss carryforwards remaining:

	Diversified
	Strategic Income	Equity Index	Growth &	Aggressive
	Portfolio	Portfolio	Income Fund	Growth Fund
Years of Expiration
12/31/2008	$(449,197)	—	—	—
12/31/2009	(4,543,816)	—	—	—
12/31/2010	(2,118,955)	$(7,879,134)	—	$(577,590)
12/31/2011	—	—	$(625,649)	—

	$(7,111,968)	$(7,879,134)	$(625,649)	$(577,590)

These amounts will be available to offset any future taxable gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post- October capital losses for tax purposes, and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of consent fees.

(c)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(d)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between the book and tax cost basis of investments in real estate investment trusts, and other book/tax basis of adjustments.

(e)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(f)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(g)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to other book/tax basis adjustments.

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Notes to Financial Statements (continued)

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.
   The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a

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Notes to Financial Statements (continued)

proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

   At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

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Notes to Financial Statements (continued)

   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.
   As of the date of this report, the Funds’ investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.
   The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Funds or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

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Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Greenwich Street Series Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diversified Strategic Income Portfolio, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund and Salomon Brothers Variable Aggressive Growth Fund (formerly Salomon Brothers Variable Emerging Growth Fund), each a series of Greenwich Street Series Fund, as of December 31, 2005, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Diversified Strategic Income Portfolio, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund and Salomon Brothers Variable Aggressive Growth Fund as of December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2006

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Board Approval of Management and Subadvisory Agreements (unaudited)

Greenwich Street Series Fund

At separate meetings of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Trust’s investment advisory agreements pursuant to which Smith Barney Fund Management LLC (“SBFM”) provides the Diversified Strategic Income Portfolio, TIMCO Asset Management, Inc. (“TIMCO”) provides the Equity Index Portfolio, and Salomon Brothers Asset Management Inc. (“SBAM”) provides the Growth & Income Fund and the Aggressive Growth Fund with investment advisory services. The Trust’s Board also considered the re-approval for an annual period of the sub-investment advisory agreement between SBFM and Citigroup Asset Management Limited (“CAM Ltd.”) pursuant to which CAM Ltd. provides the Diversified Strategic Income Portfolio with sub-investment advisory services, and the Trust’s administration agreement pursuant to which SBFM provides each Fund with administrative services. The investment advisory agreements, sub-investment advisory agreement and administration agreement are collectively referred to as the (“Agreement”). SBFM, TIMCO, SBAM and CAM Ltd. were each wholly-owned subsidiaries of Citigroup, Inc. (“Citigroup”) and are referred to as the (“Manager”). The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Trust were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Trustees also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the level of services provided to the Funds and their shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Trustees, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Funds after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)
   In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the respective Funds and their shareholders, an evaluation based on several factors including those discussed below.

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Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Analysis of the Nature, Extent and Quality of the Services

provided to each Fund
The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to each Fund and other funds in the CAM fund complex. In addition, the Independent Trustees received and considered other information regarding the services provided to the respective Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Funds and their shareholders by SBFM. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the respective Fund’s affairs and SBFM’s role in coordinating the activities of the Trust’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of SBFM’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Trust’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the implementation to date of the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.
   The Board reviewed the qualifications, backgrounds and responsibilities of each Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup.
   The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.
   The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

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Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Fund Performance

The Board received and reviewed performance information for each Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the relevant Fund with the funds included in the Performance Universe. The Board also was provided with information comparing each Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmark index.
   Diversified Strategic Income Portfolio — The information comparing the Diversified Strategic Income Portfolio’s performance to that of its Performance Universe, consisting of all underlying variable insurance portfolios classified as “general bond funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Diversified Strategic Income Portfolio performed at the median for the one-year period, but its performance for the three-, five- and ten-year periods was below the median. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed that the Diversified Strategic Income Portfolio’s performance continued to be competitive compared to the Lipper category average during the second quarter. The Board noted that in July 2002 there had been a change in the portfolio management team managing the Diversified Strategic Income Portfolio’s investments and took into account reports throughout the year demonstrating that the Fund’s performance was improving. Based on its review, the Board generally was satisfied with the Manager’s efforts to improve Diversified Strategic Income Portfolio’s performance, but concluded that it was necessary to closely monitor the performance of the Fund and its portfolio management team.
   Equity Index Portfolio — The information comparing the Equity Index Portfolio’s performance to that of its Performance Universe, consisting of all underlying variable insurance portfolios classified as “S&P 500 index funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Equity Index Portfolio performed at the median for the one-year period, better than the median for the three- and five-year periods and below the median for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to be competitive during the second quarter compared to the Lipper category average. Based on its review, the Board generally was satisfied with the Equity Index Portfolio’s performance.
   Aggressive Growth Fund — The information comparing the Aggressive Growth Fund’s performance to that of its Performance Universe, consisting of all underlying variable insurance portfolios classified as “multi-cap growth funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Aggressive Growth Fund performed below the median for the one-year period and better than the median for the

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Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

three-, five- and ten-year periods. In fact, the Aggressive Growth Fund’s performance for the five- and ten-year periods ranked in the 1st quintile of the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund outperformed the Lipper category average during the second quarter. The Board discussed with representatives of the Manager the reasons for the Fund’s underperformance compared to the Lipper category average for the one-year period ended March 31, 2005. The Board members noted that the portfolio manager is very experienced with a superior long-term performance record, and expressed their confidence in the portfolio management team. Based on its review, the Board generally was satisfied with the Aggressive Growth Fund’s performance.

   Growth & Income Fund — The information comparing the Growth & Income Fund’s performance to that of its Performance Universe, consisting of all underlying variable insurance portfolios classified as “large-cap core funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Growth & Income Fund performed below the median for the one- and ten-year periods and slightly below the median for the three-year period. The Fund’s performance for the five-year period was better than the median. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed that the Fund performed slightly better than the Lipper category average during the second quarter. The Board discussed with representatives of the Manager the Fund’s investment strategy and the Manager’s efforts to improve the Growth & Income Fund’s performance. Based on its review, the Board generally was satisfied with the Manager’s efforts to improve Growth & Income Fund’s performance, but concluded that it was necessary to continue to closely monitor the performance of the Fund and its portfolio management team.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by each Fund to the Manager for investment advisory services and to SBFM for administrative services in light of the nature, extent and quality of the management services provided by the Manager and SBFM. The Board noted that SBFM, and not the Diversified Strategic Income Portfolio, pays the sub-investment advisory fee to CAM Ltd. and, accordingly, that the retention of CAM Ltd. as sub-investment adviser to the Fund does not increase the fees and expenses incurred by the Fund.
   Additionally, the Board received and considered information comparing the Contractual Management Fee and each Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged its other U.S. clients investing primarily in asset classes similar to those of the Funds including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Funds and to these other clients, noting that the Trust is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Trust’s chief

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Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Funds by other fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

   Management also discussed with the Board the Funds’ distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Trust’s affiliated distributors and how the amounts received by the distributors are expended.
   Diversified Strategic Income Portfolio — The information comparing the Diversified Strategic Income Portfolio’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 10 underlying variable insurance portfolios (including the Fund) classified as “general bond funds” by Lipper, showed that the Diversified Strategic Income Portfolio’s Contractual Management Fee was slightly higher than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Diversified Strategic Income Portfolio’s actual total expense ratio was slightly lower than the median of total expense ratios of the other funds in the Expense Group. After discussion with the Board, the Manager offered to institute fee breakpoints effective October 1, 2005, acknowledging that Diversified Strategic Income Portfolio did not yet have enough assets to realize the benefits of the new fee schedule. The Board noted that breakpoints will help reduce the management fee of Diversified Strategic Income Portfolio to the extent Diversified Strategic Income Portfolio’s assets increase to a level at which the breakpoints are triggered.
   Equity Index Portfolio — The information comparing the Equity Index Portfolio’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 12 underlying variable insurance portfolios (including the Fund) classified as “S&P 500 index funds” by Lipper, showed that the Equity Index Portfolio’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Equity Index Portfolio’s actual total expense ratio also was higher than the median of total expense ratios of the other funds in the Expense Group.
   Aggressive Growth Fund — The information comparing the Aggressive Growth Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 10 underlying variable insurance portfolios (including the Fund) classified as “multi-cap growth funds” by Lipper, showed that the Aggressive Growth Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Aggressive Growth Fund’s actual total expense ratio was higher than the median of total expense ratios of the other funds in the Expense Group. The Board noted that commencing August 1, 2004, the Manager reduced its Contractual Management Fee and implemented breakpoints and that the full benefit of this adjustment was not reflected in the Lipper Report. After a discussion

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Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

with the Board, the Manager offered an additional reduction to the Contractual Management Fee and to institute revised fee breakpoints effective October 1, 2005, acknowledging that Aggressive Growth Fund did not yet have enough assets to realize the benefits of the new fee schedule. The Board noted that breakpoints will help reduce the management fee of Aggressive Growth Fund to the extent Aggressive Growth Fund’s assets increase to a level at which the breakpoints are triggered.

   Growth & Income Fund — The information comparing the Growth & Income Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 12 underlying variable insurance portfolios (including the Fund) classified as “large-cap core funds” by Lipper, showed that the Growth & Income Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Growth & Income Fund’s actual total expense ratio was higher than the median of total expense ratios of the other funds in the Expense Group. The Board noted that commencing August 1, 2004, breakpoints were added to Growth & Income Fund’s Contractual Management Fee, acknowledging that Growth & Income Fund did not yet have enough assets to realize the benefit of the breakpoint schedule.
   Taking all of the above into consideration, the Board determined that the management fee payable with respect to each Fund was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the respective Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. With respect to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of each Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to each Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with breakpoints for those management fees without breakpoints or with additional breakpoints at lower asset

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Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

levels for those management fees with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

   Diversified Strategic Income Portfolio — The Board noted that the Diversified Strategic Income Portfolio had not yet reached the specified asset level at which a breakpoint to its new Contractual Management Fee would be triggered. The Board noted, however, that the new Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.
   Equity Index Portfolio — The Board noted that as the Equity Index Portfolio’s assets increased over time, the Fund and its shareholders realized economies of scale as certain expenses, such as fixed Fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economics of scale also were appropriately shared with shareholders through increased investment in fund management and administration resources.
   Aggressive Growth Fund — The Board noted that the Aggressive Growth Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.
   Growth & Income Fund — The Board noted that the Growth & Income Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Funds, including any soft dollar arrangements, receipt

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Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

of brokerage commissions and the opportunity to offer additional products and services to each Fund’s shareholders.

   In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.
   Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.
   No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser of Diversified Strategic Income Portfolio, Equity Index Portfolio, Aggressive Growth Fund and Growth & Income Fund and the subadviser of Diversified Strategic Income Portfolio, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.
   The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory agreement of Diversified Strategic Income Portfolio, Equity Index Portfolio, Aggressive Growth Fund and Growth & Income Fund and subadvisory agreement of Diversified Strategic Income Portfolio in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Trusts’ Board approved a new management agreement between Diversified Strategic Income Portfolio, Aggressive Growth Fund and Growth & Income Fund and the Adviser and a new advisory agreement between Equity Index Portfolio and the Adviser (the “New Management Agreement”) and a new subadvisory agreement between the Adviser and Citigroup Asset Management Limited, the Diversified Strategic Income Portfolio’s subadviser (the “Subadviser”) (the “New Subadvisory Agreement”) and authorized the Trusts’ officers to submit the New Management Agreement and the New Subadvisory Agreement to shareholders for their approval.
   On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.
   At a meeting held on August 1, 2005, the Trust’s Board, including a majority of the Board Members who are not “interested persons” of the Trust or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement and the New Subadvisory Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about

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Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. To assist the Board in its consideration of the New Subadvisory Agreement, the Board received in advance of their meeting certain materials and information. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement [and the New Subadvisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

   In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;
(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;
(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;
(iv) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected

114     Greenwich Street Series Fund 2005 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;
(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;
(vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including compliance services;
(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on each Fund’s shareholders under applicable provisions of the 1940 Act;
(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Funds as an investment product, and the potential benefits to each Fund’s shareholders from this and other third-party distribution access;
(ix) the division of responsibilities between the Adviser and the Subadviser and the services provided by each of them, and the cost to the Adviser of obtaining those services;
(x) the potential benefits to each Fund’s shareholders from being part of a combined fund family with Legg Mason-sponsored funds;
(xi) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;
(xii) the potential effects of regulatory restrictions on the Funds if Citigroup-affiliated broker-dealers remain principal underwriters of the Funds’ after the closing of the Transaction;
(xiii) the fact that the Funds’ total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;
(xiv) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;
(xv) that the Funds would not bear the costs of obtaining shareholder approval of the New Management Agreement;
(xvi) that the Funds would avail themselves of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit

Greenwich Street Series Fund 2005 Annual Report      115

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Funds (including any share classes thereof) to maintain their current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and
(xvii) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

   In their deliberations concerning the New Subadvisory Agreement, among other things, the Board Members considered:

(i) the current responsibilities of the Subadviser and the services currently provided by it;
(ii) Legg Mason’s combination plans, as described above;
(iii) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Subadviser, including compliance services;
(iv) the fact that the fees paid to the Subadviser (which are paid by the Adviser and not the Fund) will not increase by virtue of the New Subadvisory Agreement, but will remain the same;
(v) the terms and conditions of the New Subadvisory Agreement, and, the benefits of a single, uniform form of agreement covering these services;
(vi) that, as discussed in greater detail above, within the past year the Board had performed a full annual review of the current subadvisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Subadvisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, fees and economies of scale and investment performance as it did when it renewed the current subadvisory agreement, and reached substantially the same conclusions.
(vii) that the Fund would not bear the costs of obtaining shareholder approval of the New Subadvisory Agreement; and
(viii) the factors enumerated and/or discussed above in connection with the approval of the New Management Agreement, to the extent relevant.

116     Greenwich Street Series Fund 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Greenwich Street Series Fund (“Trust”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. Each Trustee and Officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	by Trustee

Non-Interested Trustees:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1995	Professor, Harvard Business School	49	None

Burt N. Dorsett 201 East 62nd Street New York, NY 10021 Birth Year: 1930	Trustee	Since 1991	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn, Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	Since 1991	Chairman of the Board of The Dress Barn, Inc.	27	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1995	Attorney	55	None

Cornelius C. Rose, Jr. Meadowbrook Village Building 1, Apt. 6 West Lebanon, NH 03784 Birth Year: 1932	Trustee	Since 1991	Chief Executive Officer of Performance Learning Systems	27	None

Greenwich Street Series Fund 2005 Annual Report      117

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	by Trustee

Interested Trustee:
R. Jay Gerken** CAM 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None

118     Greenwich Street Series Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	by Trustee

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds to Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Olivier Asselin Citigroup Asset Management Limited (“CAM Ltd”) Citigroup Centre Canada Square Canary Wharf, London E14 5LB Birth Year: 1963	Vice President and Investment Officer	Since 2002	Investment Officer of CAM Ltd.	N/A	N/A

Greenwich Street Series Fund 2005 Annual Report      119

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	by Trustee

Kevin Caliendo CAM 399 Park Avenue New York, NY 10022 Birth Year: 1970	Vice President and Investment Officer	Since 2002	Managing Director of CAM Investment Officer of Salomon Brothers Assets Management Inc. (“SBAM”)	N/A	N/A

Richard A. Freeman CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1953	Vice President and Investment Officer	Since 2004	Managing Director of CAM and Investment Officer of SBAM	N/A	N/A

John G. Goode CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 1993	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A

Martin R. Hanley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1965	Vice President and Investment Officer	Since 2001	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A

Michael A. Kagan CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2000	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A

John Lau TIMCO 100 First Stamford Place 7th Floor Stamford CT 06902 Birth Year: 1965	Vice President and Investment Officer	Since 2000	Investment Officer of TIMCO Asset Management, Inc. (“TIMCO”)	N/A	N/A
Daniel Willey TIMCO 100 First Stamford Place 7th Floor Stamford, CT 06902 Birth Year: 1955	Vice President and Investment Officer	Since 1994	Investment Officer of TIMCO	N/A	N/A

Alex Romeo TIMCO 100 First Stamford Place 7th Floor Stamford, CT 06902 Birth Year: 1964	Vice President and Investment Officer	Since 1998	Investment Officer of TIMCO	N/A	N/A

120     Greenwich Street Series Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	by Trustee

Louis Scott TIMCO 100 First Stamford Place 7th Floor Stamford, CT 06902 Birth Year: 1962	Vice President and Investment Officer	Since 1999	Investment Officer of TIMCO	N/A	N/A

Roger M. Lavan CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1963	Vice President and Investment Officer	Since 2002	Managing Director of CAM; Investment Officer of SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2002	Managing Director of CAM; Investment Officer of SBAM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1958	Vice President and Investment Officer	Since 2002	Managing Director of CAM; Chief Investment Officer of SBAM	N/A	N/A

David M. Zahn CAM Ltd Citigroup Centre Canada Square 7th Floor Canary Wharf, London E14 5LB Birth Year: 1970	Vice President and Investment Officer	Since 2002	Investment Officer of CAM Ltd	N/A	N/A

John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Greenwich Street Series Fund 2005 Annual Report      121

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	5 Years	Trustee	by Trustee

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005- Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A
Steven Frank CAM 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2001 to 2005).	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer Secretary	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with CAM	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

122     Greenwich Street Series Fund 2005 Annual Report

Additional Shareholder Information (unaudited)

On November 15, 2005, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for, authority withheld as well as the number of abstentions.

		Authority
Election of Trustees[1]	Votes For	Withheld	Abstentions

Nominees:
Dwight B. Crane	143,577,643.247	5,339,555.080	0.000
Burt N. Dorsett	143,517,903.371	5,399,294.956	0.000
Elliot S. Jaffe	143,458,316.975	5,458,881.352	0.000
Stephen E. Kaufman	143,448,491.617	5,468,706.710	0.000
Cornelius C. Rose, Jr.	143,482,573.616	5,434,624.711	0.000
R. Jay Gerken	143,426,673.737	5,490,524.590	0.000

Diversified Strategic Income Portfolio

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to approve a new subadvisory agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

New Management Agreement	9,225,960.911	307,849.153	395,829.466	0.000
New Subadvisory Agreement	9,215,603.171	304,908.753	409,127.606	0.000

Equity Index Portfolio

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

New Advisory Agreement	51,616,707.923	1,916,002.153	2,291,391.535	0.000

Greenwich Street Series Fund 2005 Annual Report      123

Additional Shareholder Information (unaudited) (continued)

Salomon Brothers Variable Growth & Income Fund

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

New Management Agreement	1,134,516.500	28,857.866	76,759.267	0.000

Salomon Brother Variable Aggressive Growth Fund

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

New Management Agreement	1,819,836.540	9,047.655	11,477.008	0.000

124     Greenwich Street Series Fund 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

	Equity Index Portfolio		Growth & Income Fund

Record Date:	8/18/2005	12/27/2005	12/27/2005
Payable Date:	8/19/2005	12/28/2005	12/28/2005
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%	100.00%
Please retain this information for your records.

Greenwich Street Series Fund 2005 Annual Report      125

Greenwich Street Series Fund

TRUSTEES
Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Elliot S. Jaffe Stephen E. Kaufman Cornelius C. Rose, Jr.

OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer
Kaprel Ozsolak
Chief Financial Officer
and Treasurer
Oliver Asselin
Vice President and
Investment Officer
Kevin Caliendo
Vice President and
Investment Officer
Richard A. Freeman
Vice President and
Investment Officer
Martin R. Hanley
Vice President and
Investment Officer
Michael A. Kagan
Vice President and
Investment Officer
John Lau
Vice President and
Investment Officer
Roger M. Lavan
Vice President and
Investment Officer
OFFICERS (Cont’d.)
Alex A. Romeo
Vice President and
Investment Officer
Beth A. Semmel, CFA
Vice President and
Investment Officer
Louis Scott
Vice President and
Investment Officer
Peter J. Wilby, CFA
Vice President and
Investment Officer
Daniel Willey
Vice President and
Investment Officer
David M. Zahn
Vice President and
Investment Officer
Ted P. Becker
Chief Compliance Officer
John Chiota
Chief Anti-Money Laundering
Compliance Officer
Steven Frank
Controller
Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGERS
Smith Barney Fund Management LLC
Salomon Brothers Asset Management Inc
TIMCO Asset Management, Inc.

ADMINISTRATOR
Smith Barney Fund Management LLC

DISTRIBUTORS
Citigroup Global Markets Inc. Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of shareholders of the Greenwich Street Series Fund, but it may also be used as sales literature when proceeded or accompanied by the current prospectus.
This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. Please read the prospectus carefully before investing.
www.citigroupam.com
©2005 Legg Mason Investors Services, LLC,
Member NASD, SIPC

S-6223P (2/06) 06-9665

Greenwich Street Series Fund
Diversified Strategic Income Portfolio
Equity Index Portfolio
Salomon Brothers Variable Growth & Income Fund
Salomon Brothers Variable Aggressive Growth Fund

The Funds are separate investment funds of the Greenwich Street Series Fund, a Massachusetts business trust.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
                    a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $145,600 in 2004 and $144,500 in 2005.
b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Greenwich Street Series Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $21,700 in 2004 and $15,300 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Greenwich Street Series Fund amounted to $12,000 in 2005 in connection with Registration Statements related to fund mergers.
All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Greenwich Street Series Fund requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Greenwich Street Series Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Greenwich Street Series Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Greenwich Street Series Fund during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.
(h) Yes. The Greenwich Street Series Fund‘ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Greenwich Street Series Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Greenwich Street Series Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Greenwich Street Series Fund
Date: March 10, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Greenwich Street Series Fund

Date: March 10, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Greenwich Street Series Fund
Date: March 10, 2006